UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act Of 1934

(Amendment No.     )

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MARSHALL FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MARSHALL FUNDS, INC.

111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

August 24, 2011

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of Marshall Funds, Inc. (the “Corporation”) with respect to all of its portfolios (the “Funds”) to be held at 8:00 a.m. (Central Time), Thursday, October 6, 2011, at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. At this meeting, you are being asked to vote on important proposals affecting the Funds. We are asking shareholders of each Fund to approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp. (the “Adviser”), the investment adviser to the Funds. We are also asking shareholders of the Marshall Corporate Income Fund and the Marshall Core Plus Bond Fund (the “Subadvised Funds”) to approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC (“TCH”), an affiliate of the Adviser. We are also asking shareholders of the Funds to elect eight directors to the Board of Directors of the Corporation (the “Board”), to approve changes to certain fundamental investment limitations for the Funds and to approve a manager of managers structure for certain Funds.

As discussed in more detail in the enclosed Proxy Statement, the investment advisory and subadvisory agreements terminated on July 5, 2011 due to a change in control of the Adviser. Effective July 5, 2011, the Bank of Montreal (“BMO”) acquired the Adviser’s parent company, Marshall & Ilsley Corporation (“M&I”), in a stock-for-stock transaction (the “Transaction”). As part of the integration of BMO and M&I, it is expected that the Adviser will be merged with and into Harris Investment Management, Inc., a subsidiary of BMO. The Transaction resulted in an “assignment” of the investment advisory agreement between the Corporation, on behalf of the Funds, and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The Transaction also resulted in the termination of the subadvisory agreement between the Adviser and TCH.

To avoid disruption of the Funds’ investment management programs, the Board approved an interim advisory agreement for each Fund and an interim subadvisory agreement for each Subadvised Fund on May 4, 2011. The interim advisory and subadvisory agreements became effective upon the closing of the Transaction on July 5, 2011 and provide that, during the interim period and until shareholder approval of the new agreements, the Adviser and TCH will continue to act as adviser and subadviser, as applicable, to the Funds on substantially the same terms and with the identical fee structure as the prior agreements. The Board also approved a new advisory agreement for each Fund and a new subadvisory agreement for each Subadvised Fund on August 3, 2011. The proposed new advisory and subadvisory agreements are similar in all material respects to the prior agreements, have identical fee rates and simply continue the relationship between the Funds and the Adviser, and, with respect to the Subadvised Funds, TCH.

The question and answer section that follows discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals. Please review and consider each of the proposals carefully.

The Board has unanimously approved these proposals and recommends that you vote in favor of each proposal.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by September 9, 2011, we may contact you. Thank you for investing in the Funds and for your continuing support.

Sincerely,

John M. Blaser
President

MARSHALL FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the following investment portfolios (each, a “Fund” and collectively, the “Funds”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), will be held on Thursday, October 6, 2011, at 8:00 a.m. (Central Time) at the offices of the Corporation at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202:

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Large-Cap Focus Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall Small-Cap Value Fund

Marshall International Stock Fund

Marshall Emerging Markets Equity Fund

Marshall Ultra Short Tax-Free Fund

Marshall Short-Term Income Fund

Marshall Short-Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Government Income Fund

Marshall Corporate Income Fund

Marshall Aggregate Bond Fund

Marshall Core Plus Bond Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

Marshall Prime Money Market Fund

The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournments thereof:

1. With respect to each Fund, to approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp. (the “Adviser”).

2. With respect to the Marshall Corporate Income Fund and Marshall Core Plus Bond Fund, to approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC.

3. To elect eight directors.

4. To approve the reclassification of each Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.

5. To approve the modification of each Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.

6. To approve the reclassification of each Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.

7. To approve the modification of each Fund’s fundamental investment limitation regarding investing in commodities.

8. To approve the modification of each Fund’s fundamental investment limitation regarding investing in real estate.

9. To approve the modification of each Fund’s fundamental investment limitation regarding diversification of investments.

10. To approve the modification of each Fund’s fundamental investment limitation regarding underwriting.

11. With respect to each Fund (other than Marshall Large-Cap Focus Fund, Marshall Small-Cap Value Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund), to approve a manager of managers structure for the Fund.

The Board of Directors recommends that shareholders vote FOR each proposal.

Only shareholders of record at the close of business on August 10, 2011, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on October 6, 2011:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy. You can do this in one of three ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Linda S. VanDenburgh
Secretary

Milwaukee, Wisconsin

August 24, 2011

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided a brief overview of the matters affecting the Funds that require a shareholder vote.

Q. Why am I receiving this Proxy Statement?

A. The investment advisory agreement between Marshall Funds, Inc. (the “Corporation”), on behalf of its portfolios (the “Funds”), and M&I Investment Management Corp. (the “Adviser”) terminated on July 5, 2011 due to a change in control of the Adviser. Effective July 5, 2011, the Bank of Montreal (“BMO”) acquired Marshall & Ilsley Corporation, the Adviser’s parent company (“M&I”), in a stock-for-stock transaction (the “Transaction”). As part of the integration of BMO and M&I, it is expected that the Adviser will be merged with and into Harris Investment Management, Inc., a subsidiary of BMO. The Transaction resulted in an “assignment” of the investment advisory agreement between the Corporation and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The Transaction also resulted in the termination of the subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC (“TCH”) with respect to Marshall Corporate Income and Core Plus Bond Funds (the “Subadvised Funds”). Accordingly, we are asking shareholders of each Fund to approve a new advisory agreement for their Fund, and shareholders of each Subadvised Fund to approve a new subadvisory agreement with respect to their Fund. As discussed further below, the Board of Directors of the Corporation (the “Board”) has also recommended that shareholders elect directors, approve modifications to certain fundamental investment restrictions and, with respect to certain Funds, approve a manager of managers structure.

Q. How does the Transaction affect the Funds?

A. The Funds and their respective investment objectives and policies have not changed as a result of the Transaction. You still own the same number of shares in the same Funds and share class and the value of your investment did not change as a result of the Transaction. The new advisory agreement is similar in all material respects to the prior advisory agreement and is discussed in more detail in the enclosed Proxy Statement. The changes between the agreements generally relate to the clarification of the Adviser’s responsibilities and duties under the agreements and are described in the Proxy Statement. The subadvisory services and fee structure to be provided by TCH under the new subadvisory agreement are identical as under the prior subadvisory agreement. The changes in the subadvisory agreements reflect the standardized agreement for subadvised Marshall Funds and are described in the Proxy Statement. Under the new agreements, the Adviser will continue to provide investment advisory services to the Funds and TCH will continue to provide subadvisory services to the Subadvised Funds on substantially the same terms as provided for in the prior agreements.

Q. Will the investment advisory and subadvisory fee rates be the same under the new agreements?

A. The investment advisory fee rate applicable to each Fund under the new investment advisory agreement will be the same as the rate in effect prior to the Transaction. The subadvisory fee rates applicable to each Subadvised Fund will be the same as the rates in effect prior to the Transaction. TCH’s subadvisory fees will continue to be paid by the Adviser from its fee and not separately by the Subadvised Funds.

Q. When will the new advisory and subadvisory agreements take effect?

A. The new investment advisory agreement and/or subadvisory agreement for a Fund will take effect following approval by Fund shareholders.

Q. What will happen if shareholders do not approve the new agreements?

A. If shareholders of a Fund do not approve the new investment advisory agreement and/or subadvisory agreement with respect to a Fund, then that Fund’s interim investment advisory agreement and/or interim subadvisory agreement will terminate on December 2, 2011 (150 days from the date of the Transaction) and the Board will consider other alternatives and will make such arrangements for the management of that Fund’s investments as it deems appropriate and in the best interest of the Fund, including retaining other advisers or subadvisers or the liquidation of the Fund.

Q. Will shareholders of Marshall International Stock Fund or Marshall Emerging Markets Equity Fund need to approve new subadvisory agreements?

A. No. As discussed further below, pursuant to a manager of managers structure for these Funds, the Adviser is able, subject to Board approval but without shareholder approval, to enter into subadvisory agreements with unaffiliated subadvisers for these Funds. Each subadvisory agreement for these Funds terminated as of the date of the Transaction. The Board approved new subadvisory agreements for these Funds on May 4, 2011 and August 3, 2011.

Q. Why am I being asked to elect directors?

A. Shareholders are being asked to elect eight directors of the Board. Kenneth C. Krei, a former director of the Corporation, resigned from the Board effective July 6, 2011 in connection with the Transaction. Ellen M. Costello was nominated to the Board to fill the vacancy created by Mr. Krei and will join the Board effective September 1, 2011. Accordingly, as of the date of the shareholder meeting, each director that you are being asked to elect will be a current director of the Corporation. Shareholder election of the entire Board will ensure the Corporation continues to satisfy the 1940 Act requirements in this regard.

Q. Why am I being asked to approve modifications to my Fund’s fundamental investment limitations?

A. A Fund’s fundamental investment limitations may only be changed if approved by shareholders of that Fund. Since the Funds are soliciting shareholder approval of other proposals, the Adviser reviewed each Fund’s fundamental investment limitations for purposes of standardizing, simplifying and modernizing those limitations required to be fundamental and reclassifying those limitations that are not required to be fundamental. Over time, many of the legal and regulatory requirements applicable to mutual funds have changed. As a result, the Funds continue to be subject to certain fundamental limitations that are more restrictive than required under current law or that are no longer required.

Q. Will the proposed modifications to my Fund’s fundamental investment limitations change the manner in which my Fund is managed?

A. The Adviser does not anticipate that these changes will affect the investment process or the manner in which the Funds are managed. Each Fund will continue to have the same investment objective and strategy, and the Fund will continue to be managed in accordance with its investment objective and strategy.

Q. Why am I being asked to approve a manager of managers structure for my Fund?

A. The Corporation and the Adviser have received an exemptive order from the SEC pursuant to which the Adviser is permitted to enter into and materially amend subadvisory agreements with subadvisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. This is commonly referred to as a manager of managers structure. Currently, only shareholders of Marshall Large-Cap Focus Fund, Marshall Small-Cap Value Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund have approved the manager of managers structure. The shareholders of each other Fund are being asked to approve a manager of managers structure for their Fund, because it would provide the Adviser with flexibility, subject to Board approval, to enter into and amend subadvisory agreements with unaffiliated subadvisers without the delay and expense associated with obtaining shareholder approval.

Q. How does the Board recommend that I vote?

A. After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the 1940 Act (the “Independent Directors”), recommend that you vote FOR each proposal.

Q. Will the Funds pay for the proxy solicitation and related legal costs?

A. No. The Adviser, BMO or their affiliates have agreed to bear these costs.

Q. How can I vote my shares?

A. You may choose from one of the following options, as described in more detail on the proxy card(s):

•	By mail, using the enclosed proxy card(s) and return envelope;
•	By telephone, using the toll-free number on your proxy card(s);
•	Through the Internet, using the website address on your proxy card(s); or
•	In person at the shareholder meeting.

Q. Whom should I call for additional information about this Proxy Statement?

A. Please call Marshall Funds Investor Services at 1-800-580-FUND.

Background to Proposals	4

Proposal 1: Approval of the New Investment Advisory Agreement Between the Corporation and the Adviser	7

Proposal 2: Approval of the New Subadvisory Agreement Between the Adviser and TCH	19

Proposal 3: Election of Directors	23

Proposal 4: Approval of the Reclassification of Each Fund’s Fundamental Investment Limitation Regarding Selling Short and Buying on Margin as Non-Fundamental	36

Proposal 5: Approval of the Modification of Each Fund’s Fundamental Investment Limitation Regarding Issuing Senior Securities and Borrowing Money	37

Proposal 6: Approval of the Reclassification of Each Fund’s Fundamental Investment Limitation Regarding Pledging Assets as Non-Fundamental	39

Proposal 7: Approval of the Modification of Each Fund’s Fundamental Investment Limitation Regarding Investing in Commodities	40

Proposal 8: Approval of the Modification of Each Fund’s Fundamental Investment Limitation Regarding Investing in Real Estate	42

Proposal 9: Approval of the Modification of Each Fund’s Fundamental Investment Limitation Regarding Diversification of Investments	43

Proposal 10: Approval of the Modification of Each Fund’s Fundamental Investment Limitation Regarding Underwriting	45

Proposal 11: Approval of the Manager of Managers Structure	46

Other Matters	47

Other Information	47

Service Providers	63

Future Meetings; Shareholder Proposals	64

Annex A - Fee Information	A-1

Annex B - Form of New Advisory Agreement	B-1

Annex C - Form of New Subadvisory Agreement	C-1

Annex D - Nominating and Governance Committee Charter	D-1

MARSHALL FUNDS, INC.

111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS October 6, 2011

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Marshall Funds, Inc. (the “Corporation”) with respect to the 20 investment portfolios of the Corporation (each, a “Fund,” and collectively, the “Funds”). The Funds are:

Equity Funds	Income Funds	Money Market Funds
Marshall Large-Cap Value Fund	Marshall Ultra Short Tax-Free Fund	Marshall Government Money Market Fund
Marshall Large-Cap Growth Fund	Marshall Short-Term Income Fund	Marshall Tax-Free Money Market Fund
Marshall Large-Cap Focus Fund	Marshall Short-Intermediate Bond Fund	Marshall Prime Money Market Fund
Marshall Mid-Cap Value Fund	Marshall Intermediate Tax-Free Fund
Marshall Mid-Cap Growth Fund	Marshall Government Income Fund
Marshall Small-Cap Growth Fund	Marshall Corporate Income Fund
Marshall Small-Cap Value Fund	Marshall Aggregate Bond Fund
Marshall International Stock Fund	Marshall Core Plus Bond Fund
Marshall Emerging Markets Equity Fund

Each Fund, except Marshall Prime Money Market Fund, consists of two classes of shares: Investor Class (“Class Y”) and Institutional Class (“Class I”). Marshall Prime Money Market Fund consists of three classes of shares: Class Y, Class I and Advisor Class (“Class A”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, on Thursday, October 6, 2011, at 8:00 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement and Proxy Card will be mailed to shareholders on or about August 29, 2011.

Record Date/Shareholders Entitled to Vote. If you owned shares of a Fund as of the close of business on August 10, 2011 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the Record Date. However, you will only be allowed to vote on matters submitted to the shareholders of Funds of which you own shares. The following table sets forth the proposals and the shareholders who may vote on them:

Proposal	Fund(s) to which Proposal Applies
1. To approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp. (the “Adviser”).	Each Fund, voting separately

2. To approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC (“TCH”).	Marshall Corporate Income Fund and Marshall Core Plus Bond Fund (each, a “Subadvised Fund”), voting separately

3. To elect eight directors to the Board.	All Funds, voting together

4. To approve the reclassification of each Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.	Each Fund, voting separately

5. To approve the modification of each Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.	Each Fund, voting separately

6. To approve the reclassification of each Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.	Each Fund, voting separately

7. To approve the modification of each Fund’s fundamental investment limitation regarding investing in commodities.	Each Fund, voting separately

8. To approve the modification of each Fund’s fundamental investment limitation regarding investing in real estate.	Each Fund, voting separately

9. To approve the modification of each Fund’s fundamental investment limitation regarding diversification of investments.	Each Fund, voting separately

Proposal	Fund(s) to which Proposal Applies
10. To approve the modification of each Fund’s fundamental investment limitation regarding underwriting.	Each Fund, voting separately

11. To approve a manager of managers structure.	Each Fund (other than Marshall Large-Cap Focus Fund, Marshall Small-Cap Value Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund), voting separately

BACKGROUND TO PROPOSALS

Overview

On July 5, 2011, the Bank of Montreal (“BMO”) acquired all of the outstanding shares of Marshall & Ilsley Corporation (“M&I”) in a stock-for-stock transaction pursuant to an Agreement and Plan of Merger dated December 17, 2010, as supplemented and amended (the “Transaction”). As a result of the Transaction, M&I’s asset management business became part of BMO Global Asset Management, the umbrella structure for BMO’s institutional investment management companies. Prior to the Transaction, the Adviser was a wholly-owned subsidiary of, and, therefore, under the control of M&I. TCH was a majority-owned subsidiary of the Adviser and indirectly controlled by M&I. As a result of the Transaction, the Adviser became a wholly-owned subsidiary of BMO Financial Corp., formerly known as Harris Financial Corp., and TCH became an indirect majority-owned subsidiary of BMO Financial Corp. BMO Financial Corp. is wholly-owned by BMO.

In connection with the Transaction, two executive officers of Harris Investment Management, Inc. (“HIM”), a subsidiary of BMO, joined the executive management team of the Adviser, and the Board of Directors of the Adviser was restructured to include certain directors of HIM and to replace certain directors of the Adviser whose responsibilities no longer include oversight of the Adviser as a result of the Transaction. In the fourth calendar quarter of 2011, it is expected that the Adviser will be merged with and into HIM and the resulting corporation will be renamed consistent with other businesses within the BMO Global Asset Management brand. As used in this Proxy Statement, Notice and Proxy Card, the term “Adviser,” as it relates to M&I Investment Management Corp. following the date of the expected merger with and into HIM, shall mean the resulting Delaware corporation.

The Transaction resulted in an “assignment” of the Funds’ investment advisory agreement and the Subadvised Funds’ subadvisory agreements within the meaning of the 1940 Act. An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The 1940 Act requires that shareholders of each Fund approve the new investment advisory agreement and, with respect to shareholders of each Subadvised Fund, the new subadvisory agreement, each as described below, before such agreements may take effect.

To avoid disruption of the Funds’ investment management programs, the Board of Directors of the Corporation (the “Board”) approved an interim advisory agreement for each Fund and an interim subadvisory agreement for each of the Subadvised Funds on May 4, 2011. The Board also approved a new advisory agreement for each Fund and a new subadvisory agreement for each of the Subadvised Funds on August 3, 2011. The interim advisory and subadvisory agreements became effective on July 5, 2011, the closing date of the Transaction, and will remain in effect until the earlier of 150 days after the closing of the Transaction or the date on which shareholders approve new advisory and subadvisory agreements. The interim agreements provide that, during the interim period and until shareholder approval of new agreements, the Adviser and TCH will continue to act as adviser and subadviser, as applicable, to the Funds on substantially the same terms and with the identical fee rates as the prior agreements. In accordance with the 1940 Act, compensation earned by the Adviser and TCH under the interim agreements is held in an interest bearing escrow account. If shareholders approve the new advisory and subadvisory agreements with respect to their Fund, the amounts held in the escrow account will be paid to the Adviser and TCH. If shareholders do not approve the new advisory or subadvisory agreements with respect to their Fund, the Adviser and TCH, as applicable, will be paid the lesser of their costs incurred in performing under the interim agreement or the amount held in the escrow account.

BMO, a publicly traded Canadian banking institution, commenced business in Montreal in 1817. As of April 30, 2011, BMO had consolidated total assets of approximately C$413 billion and consolidated total deposits of approximately C$253 billion. BMO provides a broad range of credit and non-credit products and services directly and through Canadian and non-Canadian subsidiaries, offices and branches. BMO Financial Corp., based in Chicago and wholly-owned by BMO, operates primarily through its indirect subsidiary, BMO Harris Bank N.A., which provides banking, financing, investing and cash management services in select markets in the U.S. Midwest.

The Adviser, TCH and their affiliates continue to provide substantially similar services to each Fund as those provided by the Adviser, TCH and their affiliates prior to the Transaction. While it is currently anticipated that the Adviser, TCH and the Funds will continue to operate in substantially the same manner as they did prior to the Transaction, aside from the changes in the executive management and directors of the Adviser described above, there can be no guarantee that changes in the operation of the Funds or the persons responsible for the day-to-day management of the Funds will not occur in the future.

Interests of Certain Parties in the Transaction

As noted above, BMO acquired M&I on July 5, 2011. As a result of the Transaction, each holder of M&I common stock became a holder of BMO common stock, with each such M&I common stockholder receiving 0.1257 shares of BMO common stock in exchange for each share of M&I common stock owned by such holder. The following executive officers and directors of the Corporation are also shareholders of BMO: John Blaser, Timothy Bonin, John Boritzke and Stephen Oliver. Each such person individually and as a group owns less than 1% of the outstanding shares of BMO.

Mr. Krei was a director of the Corporation until July 6, 2011. He remains a director of the Adviser and a managing member of TCH, and is now an executive officer of BMO. Mr. Krei had a financial interest in the merger in addition to being a stockholder of M&I prior to the Transaction. Mr. Krei and other executive officers of M&I were parties to change of control agreements that provided for certain payments and the vesting of outstanding equity incentive awards held by them in the event of their termination or resignation in connection with a change of control of M&I. In connection with the Transaction, BMO agreed to make payments to Mr. Krei and the other executive officers in satisfaction of the cash severance amounts payable under the existing change of control agreements. The amount payable to Mr. Krei, along with certain other executive officers, was credited following the merger to an account established for him under M&I’s deferred compensation plan to be paid upon a subsequent termination of employment. Other obligations to Mr. Krei and certain other executive officers upon termination of employment, and the rights that survive the termination of employment, will continue in accordance with the terms of the existing change of control agreements. Various equity-based awards held by Mr. Krei and other M&I employees vested upon completion of the merger, and BMO will indemnify and provide directors’ and officers’ liability insurance for Mr. Krei and other former officers and directors for a specified period following the effective time of the merger.

Ellen M. Costello is the CEO of BMO Financial Corp. and U.S. Country Head. As further discussed under Proposal 3, Ms. Costello will join the Board effective September 1, 2011. Ms. Costello owns options to purchase BMO common stock. Ms. Costello was recommended to the Nominating and Governance Committee (the “Committee”) of the Board by management of BMO in connection with the Transaction.

Linda S. VanDenburgh is Senior Counsel and Vice President of BMO Harris Bank N.A. Ms. VanDenburgh was appointed Secretary of the Corporation by the Board on August 3, 2011. Ms. VanDenburgh was recommended to the Board by management of BMO in connection with the Transaction.

Other Agreements

In addition to the Adviser’s subadvisory agreement with TCH, the Adviser has also entered into subadvisory agreements with two unaffiliated subadvisers. Trilogy Global Advisors, LP (“Trilogy”) and Acadian Asset Management, LLC (“Acadian”) are subadvisers to the Marshall International Stock Fund and Trilogy is the subadviser to the Marshall Emerging Markets Equity Fund. The Corporation and the Adviser have received an exemptive order from the SEC pursuant to which the Adviser is permitted to enter into and materially amend subadvisory agreements with subadvisers that are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, although the subadvisory agreements with Trilogy and Acadian terminate upon the termination of the advisory agreement, approval of new subadvisory agreements by shareholders of the Marshall International Stock and Marshall Emerging Markets Fund is not required under the exemptive order.

On May 4, 2011 and August 3, 2011, the Board, including a majority of the Independent Directors, approved new subadvisory agreements with Trilogy and Acadian on behalf of such Funds on substantially the same terms and with identical fee rates as in the existing agreements. The subadvisory agreements approved on May 4, 2011 became effective on July 5, 2011, and it is anticipated that the subadvisory agreements approved on August 3, 2011 will take effect upon the approval of the new advisory agreement by shareholders of the applicable Fund.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE CORPORATION AND THE ADVISER

This proposal will be considered by shareholders of each Fund, voting separately.

Shareholders are being asked to approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and the Adviser, because the prior investment advisory agreement terminated on July 5, 2011. Under the new advisory agreement, the Adviser will provide services to each Fund equivalent to the services provided under the prior advisory agreement and will receive an annual advisory fee calculated based on the fee rate as in effect under the prior advisory agreement. The Board, including a majority of the Independent Directors, has approved the new advisory agreement between the Corporation, on behalf of each Fund, and the Adviser and has approved submitting the new advisory agreement to shareholders for approval.

The remainder of this section provides more detail about the prior advisory agreement, the new advisory agreement, the Adviser, additional information on Board considerations specific to the new advisory agreement and concludes with the recommendations of the Board.

Prior Advisory Agreement

Prior to the Transaction, the Adviser served as the investment adviser to the Funds pursuant to the prior investment advisory agreement between the Corporation and the Adviser dated October 1, 1992 (the “Prior Advisory Agreement”). The Prior Advisory Agreement sets forth on an exhibit to the agreement the effective date and fee rate for each Fund. The date of each exhibit and the date of the most recent shareholder approval of the Prior Advisory Agreement by the respective Fund are listed in the table included on Annex A. The Board most recently approved the continuation of the Prior Advisory Agreement on behalf of the Funds (except Marshall Large-Cap Focus Fund and Marshall Small-Cap Value Fund which were originally approved on August 4, 2010 and February 22, 2011, respectively) on August 4, 2010 as part of its annual review process.

New Advisory Agreement

It is proposed that each Fund will enter into a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) to become effective upon the date shareholders approve the New Advisory Agreement with respect to their Fund. In accordance with the 1940 Act, the New Advisory Agreement requires the approval of (i) the Board, including a majority of the Independent Directors, and (ii) the shareholders of such Fund.

The terms of the New Advisory Agreement are similar to those of the Prior Advisory Agreement for each Fund, except for the date of effectiveness, the initial term and as discussed below. There is no change in the advisory fee rate payable by any Fund. If approved by shareholders of a Fund, the New Advisory Agreement will be effective on the date of such shareholder approval and will have an initial term ending August 31, 2012. The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of a Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement for each Fund.

Summary of Prior Advisory Agreement and New Advisory Agreement

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement. The fee rates are identical to the fee rates paid by each Fund under the Prior Advisory Agreement as set forth in the table on Annex A. The form of the New Advisory Agreement is attached hereto as Annex B, and the description of the New Advisory Agreement is qualified in its entirety by reference to Annex B.

Advisory Duties. Under the Prior Advisory Agreement and the New Advisory Agreement, the Adviser provides investment research and manages the investment and reinvestment of assets for each Fund in accordance with such Fund’s investment objectives, policies and limitations, subject to the supervision of the Board. Consistent with services currently provided by the Adviser, the New Advisory Agreement states that, subject to the direction of the Board, the Adviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s securities and shall perform such other functions of investment management and supervision, as directed by the Board. The New Advisory Agreement, consistent with the Adviser’s current practices, reflects that the Adviser will perform its duties under the Agreement in accordance with various federal and state laws and regulations applicable to the Adviser and the Funds and, accordingly, has adopted appropriate policies and procedures.

Non-Exclusive Agreement. Under the Prior Advisory Agreement and the New Advisory Agreement, the Adviser is free to render similar services to other entities so long as its services to others do not hinder the Adviser from performing its duties under the Agreements. The New Advisory Agreement clarifies that nothing in the New

Advisory Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director or officer of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

Delegation Authority. Under the Prior Advisory Agreement, the Adviser may retain other persons or corporations (e.g., subadvisers) at its own expense to assist it in carrying out its duties under the Prior Advisory Agreement. Under the New Advisory Agreement, the Adviser’s ability to enter into agreements with one or more subadvisers has been described in further detail and specifically refers to the Adviser’s ability to hire, upon Board approval but without shareholder approval, and terminate subadvisers for a Fund pursuant to the Fund’s manager of managers structure, if such structure has been approved by shareholders for the Fund.

Brokerage. Both the Prior Advisory Agreement and the New Advisory Agreement for each Fund authorize the Adviser to select and place trade orders with or through brokers or dealers in conformity with the brokerage policies set forth in the Funds’ then effective registration statement. The New Advisory Agreement clarifies that the Adviser will seek best execution of securities transactions. The New Advisory Agreement also states that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause a Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement for each Fund provide that each Fund assumes and pays all Fund expenses, such as registration fees, charges and expenses of custodians, transfer agents, independent auditors, fees of the Funds’ directors, insurance expenses, printing and mailing costs and other expenses. The New Advisory Agreement clarifies certain expenses that the Funds currently pay and prospectively will pay. Reflecting these expenses in the New Advisory Agreement will not result in any increase in expenses to the Funds, as the Funds are already responsible for and pay such expenses under the Prior Advisory Agreement. The New Advisory Agreement also clarifies that the Adviser shall bear all of its expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under the Agreement.

Compensation. In return for the services provided by the Adviser, each Fund pays the Adviser an advisory fee at the same rate under both the Prior Advisory Agreement and New Advisory Agreement. The advisory fee rates and, for the fiscal year ended August 31, 2010, the aggregate amount of the Adviser’s fee and the amount of other material payments by the Funds to the Adviser and its affiliates are set forth in Annex A. The Adviser and its affiliates are expected to provide the same services under substantially the same terms following the completion of the Transaction. Consistent with current practices, the New Advisory Agreement clarifies that the advisory fees are accrued daily and payable monthly.

Limitation on Liability. Both the Prior Advisory Agreement and the New Advisory Agreement for each Fund provide that the Adviser shall not be liable to the Corporation or any Fund in connection with any act or omission in the course of providing services or for any losses that may be sustained from investments, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations under the Agreements on the part of the Adviser. The New Advisory Agreement provides that nothing in the New Advisory Agreement shall constitute a waiver or limitation of any rights that the Corporation or any shareholder of a Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Term. The Prior Advisory Agreement of each Fund was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Fund approve the New Advisory Agreement, the New Advisory Agreement with respect to the Fund will be effective on the date of shareholder approval and have an initial term, with respect to the Fund, ending August 31, 2012. Thereafter, the New Advisory Agreement for each Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Prior Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment, at any time by the shareholders of a Fund or the Board of Directors upon 60 days’ written notice to the Adviser or by the Adviser upon 60 days’ written notice prior to the end of the applicable term of the Agreement.

Confidentiality. Consistent with the Adviser’s current practice, the New Advisory Agreement reflects that the Adviser may receive confidential information about the Funds’ shareholders and contains the Adviser’s acknowledgement of its duties and responsibilities with respect to such confidential information.

Amendments. Both the Prior Advisory Agreement and the New Advisory Agreement require any amendments thereto to be approved in accordance with applicable law. The New Advisory Agreement clarifies this provision and that any amendments shall be in writing.

Severability. The New Advisory Agreement provides that, if any provision of the New Advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. There is no such provision in the Prior Advisory Agreement.

Recordkeeping. Consistent with the recordkeeping services currently provided by the Adviser, the New Advisory Agreement describes the Adviser’s recordkeeping responsibilities on behalf of each Fund.

Expense Limitation Agreement

Pursuant to an expense limitation agreement between the Adviser and the Corporation, on behalf of each Fund, the Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business), from exceeding the percentage of the average daily net assets of each class of the Funds (the “Expense Limit”). Expenses incurred by a Fund as a result of its investment in other investment companies are also excluded from the Expense Limit. The Expense Limit for each class of the Funds will continue through at least December 31, 2011 and is set forth on Annex A. The Adviser has entered into new agreements continuing the Expense Limits at the same levels for the Funds set forth on Annex A through July 6, 2013.

Information about the Adviser

The Adviser is a registered investment adviser and, as a result of the Transaction, a wholly-owned subsidiary of BMO Financial Corp. and an indirect wholly-owned subsidiary of BMO. As described above, the Adviser is expected to be merged with and into HIM in the fourth calendar quarter of 2011. As of June 30, 2011, the Adviser had approximately $33.8 billion in assets under management, of which approximately $8.9 billion was in the Marshall Funds, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. HIM is a registered investment adviser located at 190 South LaSalle Street, Fourth Floor, Chicago, IL 60603. BMO Financial Corp. is a financial services company located at 111 West Monroe Street, Chicago, Illinois 60603. BMO is a chartered bank under the Bank Act (Canada) and a registered bank holding company under the Bank Holding Company Act of 1956, as amended. BMO is headquartered at 129 rue Saint Jacques, Montreal, Quebec, H2Y 1L6, with executive offices located at 100 King Street West, 1 First Canadian Place, Toronto, Ontario, M5X 1A1.

The following table sets forth the executive officers and directors of the Adviser, and, if applicable, their position with the Funds. Each individual’s address, except for Mr. McInerney, Ms. Costello and Ms. Neal, is c/o of the Adviser, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The address of Mr. McInerney and Ms. Neal is c/o of HIM, 90 South LaSalle Street, Fourth Floor, Chicago, IL 60603. The address of Ms. Costello is c/o BMO Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603.

Name	Position with the Adviser	Position with Funds	Principal Occupation (If Different than Position with Adviser or the Funds)
Barry S. McInerney	Chief Executive Officer and Director	None	CEO, BMO Asset Management U.S. & International, President and CEO of HIM
Kenneth C. Krei	Director	None (Director until July 6, 2011)	Executive Vice President, BMO Global Private Banking
Tommy O. Huie	President, Chief Investment Officer and Director	None	President and Chief Investment Officer, BMO Asset Management U.S.
John M. Blaser	Vice President	President and Director	None
Ellen M. Costello	Director	Director (effective September 1, 2011)	CEO, BMO Financial Corp. and U.S. County Head
Carol A. Neal	Director	None	Vice President and Chief Financial Officer, BMO Private Client Group
Timothy M. Bonin	Vice President	Treasurer	None
Angela M. Palmer	Chief Compliance Officer, Vice President and Assistant Secretary	None	None
Steven J. Arquilla	Chief Operating Officer	None	Managing Director and Chief Operating Officer, HIM
Allan R. Hosack	Senior Vice President and Chief Financial Officer	None	Senior Vice President, M&I Trust
Gayle M. Robinson	Senior Vice President and General Counsel	None	Senior Vice President and General Counsel, M&I Trust
Julie A. D’Angelo	Secretary and Vice President	None (Secretary until August 3, 2011)	None

It is anticipated that Mr. McInerney, Mr. Krei, Mr. Huie, Mr. Arquilla, Mr. Hosack, Ms. Costello, Ms. Neal and Ms. Robinson, as well as certain other current officers of the Adviser and current officers and directors of HIM, will retain similar or identical positions with HIM following the merger of the Adviser with and into HIM.

As discussed above under “Background to Proposals—Interests of Certain Parties in the Transaction,” Kenneth C. Krei, a former director of the Corporation and executive officer of BMO, has certain financial interests in the Transaction and Ellen M. Costello, a director of the Corporation effective September 1, 2011, has certain affiliations with BMO.

Board Considerations

The Board met in May, July and August 2011 in connection with the Transaction to consider the approval of new advisory and subadvisory agreements for the Funds because the existing agreements would terminate upon the closing of the Transaction as required by the 1940 Act. During the May, July and August meetings, the Board met with management regarding the Transaction and discussed its anticipated impact on the nature, quality and services provided by the Adviser and TCH to the applicable Funds. During these meetings, the Independent Directors also met separately in executive session with their independent legal counsel, who provided advice regarding the Independent Directors’ duties and responsibilities in connection with the review of the advisory and subadvisory agreements.

The Board, including the Independent Directors, approved the New Advisory Agreement between the Corporation, on behalf of each Fund, and the Adviser, and the New Subadvisory Agreements (as defined below) between the Adviser and TCH with respect to Marshall Core Plus Bond Fund and Marshall Corporate Income Fund pursuant to a process that concluded at the Board’s August 3, 2011 Board meeting. The Board considered that the Prior Advisory Agreement for each Fund and the Prior Subadvisory Agreement (as defined below) for each of Marshall Core Plus Bond Fund and Marshall Corporate Income Fund terminated on July 5, 2011 as a result of the Transaction.

The Board considered that the Adviser and TCH were currently providing services to the applicable Funds under interim agreements approved by the Board, including the Independent Directors, at the May 4, 2011 Board meeting. In connection with its approval of the interim agreements, the Board considered information provided by the Adviser and that the Adviser anticipated the Transaction would close before shareholder approval of new advisory and subadvisory agreements could be obtained and that the interim agreements would ensure there was no disruption in the advisory or subadvisory services, as applicable, to the Funds.

As part of its deliberations, the Board received and reviewed information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company N.A., which is the Funds’ administrator (the “Administrator”), and TCH in response to detailed requests by the Independent Directors. In addition to the information received in connection with the Transaction, the Board reviewed information that it typically receives in connection with its annual consideration of the advisory and subadvisory agreements for the Funds. The Board discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and TCH, as applicable. The Board noted its review of a broad range of information and its discussions with the Funds’ portfolio managers throughout the year at Board meetings. The Board members also noted that in evaluating the New Advisory and New Subadvisory Agreements, they were taking into account their accumulated experience as Board members in working with the Adviser on matters related to the Funds.

The Board concluded on August 3, 2011 that it was in the best interests of each Fund to approve the New Advisory Agreement and in the best interests of each of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund to approve the New Subadvisory Agreement. In deciding to approve the New Advisory and Subadvisory Agreements for each applicable Fund, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

The Board considered the information received and the discussions held regarding the Transaction and its anticipated impact on the nature, quality and services provided by the Adviser and TCH to the applicable Funds at the Board’s meetings in May, July and August. The Board also considered whether the Transaction was structured in compliance with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, during the three-year period immediately following consummation of the transaction, at least 75% of the fund’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, no “unfair burden” may be imposed on the fund as a result of the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such fund, other than bona fide ordinary compensation as principal underwriter for such fund, or (2) from such fund or its security holders for other than bona fide compensation for investment advisory services or other services. If either condition of Section 15(f) is not met, the safe harbor is not available.

The Board considered that at least 75% of the Board’s Directors are Independent Directors and that it has not been advised of any circumstances arising under the Transaction that might result in the imposition of an “unfair burden” being imposed on the Funds. The Board also considered that the Adviser informed the Board that it intends to comply with the conditions of Section 15(f), including that the advisory fees will not increase and the Adviser will continue the current expense limitation arrangements for a period of at least two years after the Transaction.

The Board also considered the following in connection with the approval of the New Advisory and Subadvisory Agreements:

•	The material terms, including the fee rates, of the New Advisory and Subadvisory Agreements are substantially similar to those of the Prior Advisory and Subadvisory Agreements.

•

The Adviser believes that the financial resources of BMO will provide opportunities to enhance all areas of the Adviser, including portfolio management, research, sales and relationship management, and technology and operations.

•

The Adviser and BMO anticipate that the integration of the Adviser into the BMO organization will enhance the nature, quality and extent of the advisory services provided by the Adviser to the Funds, including the Adviser’s oversight of subadvisers, by joining their investment resources, technology and operational strengths, and corporate support functions.

•

The investment objectives and policies of the Funds are not expected to change as a result of the Transaction. Although BMO is evaluating the integration of the Adviser into the BMO organization, the current portfolio management teams generally are expected to remain substantially the same and an integration plan has been put in place to retain key investment personnel/executive officers of the Adviser.

•

The Adviser and BMO anticipate that, as a result of combining the organizations, the Funds should benefit from both increased marketing opportunities and distribution channels, which may result in Fund shareholders benefitting from increased economies of scale.

•	The Adviser, BMO or their affiliates agreed to bear the costs of the Funds because of the Transaction, including the shareholder meeting, proxy solicitation and related costs.

Advisory Agreement with Adviser

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser, including the personnel who provide investment management services to the Funds. The Board also considered that the Administrator would continue providing services to the Funds. The Board reviewed information concerning the advisory functions performed by the Adviser for the Funds, as well as other services performed by the Adviser and the Administrator, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Review of Fund Performance. The Board reviewed each Fund’s (other than Marshall Large-Cap Focus Fund and Marshall Small-Cap Value Fund, both of which are new funds and had less than one year of performance as of April 30, 2011) percentile ranking within its Lipper Inc. (“Lipper”) universe for the year to date through April 30, 2011 period and for the one-, three- and five-year periods ended April 30, 2011, as provided by the Adviser. The Adviser also provided the Board supplemental information on the Lipper universe for the one-, three-, five- and ten-year periods performance reporting ended April 30, 2011. The Lipper universe for each Fund includes all funds with a similar investment objective as classified by Lipper. For the subadvised Funds, the Board considered that the Adviser does not directly manage the investment portfolio, but had delegated those duties to the respective subadvisers. The Board noted that the information provided indicated that the Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall Ultra Short Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Government Income Fund, Marshall Corporate Income Fund, Marshall Core Plus Bond Fund, Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund and Marshall Prime Money Market Fund had generally performed satisfactorily on the whole relative to their respective Lipper universe during the periods reviewed.

With respect to the Marshall Aggregate Bond Fund, the Board considered that one-year performance reflects underperformance compared to the median return of the Fund’s Lipper universe but that longer term performance on the whole was satisfactory. The Board noted that the manager’s tactical shifts in the portfolio have generated excess returns over the index over time, although they have also increased short-term volatility. For the Marshall Emerging Markets Equity Fund, the Board considered that performance for the one-year period was below the median return of the Fund’s Lipper universe and considered the limited operating history of the Fund and considered the Adviser’s view that the Fund was managed with a more diversified approach than a number of competitive funds. The Board noted management’s comments regarding the long-term performance issues of the Marshall Large-Cap Value Fund and the Marshall International Stock Fund. With respect to the Marshall Large-Cap Value Fund, the Board considered the Adviser’s view that the portfolio manager consistently applied the stated investment process which had led to volatile returns in turbulent markets and also considered that recent performance had improved. The Board considered Marshall International Stock Fund’s recent performance improvement, including first quartile performance for the one-year period ended April 30, 2011 in comparison to its Lipper universe. The Board noted its ongoing discussions with management related to the Marshall International Stock Fund. The Board also noted the Adviser’s statements that it would continue to closely monitor the performance of the Marshall Large-Cap Value Fund, Marshall International Stock Fund and Marshall Emerging Markets Fund and the performance of each of Marshall International Stock Fund’s subadvisers and the subadviser of the Marshall Emerging Markets Equity Fund.

Costs of Services Provided and Profits Realized by the Adviser. The Board reviewed information provided by the Adviser from Strategic Insight’s Simfund database comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of the comparable Morningstar, Inc. peer group (for the equity and fixed-income Funds) or Strategic Insight peer group (for the money market Funds only). The Board considered that the Adviser has agreed to contractual expense limitations for the Funds until at least July 6, 2013 (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations.

The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including oversight of the Funds’ other service providers, Board support, regulatory compliance and additional efforts by the portfolio managers.

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates.

The Board also considered the profitability to the Adviser and its affiliates of their relationships with each Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees and securities lending revenue, and that the Adviser engages in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients of the Adviser. The Board noted that, other than the services provided by the Adviser pursuant to the Advisory Agreement and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Sub-Advisory Agreement with TCH

Nature, Extent and Quality of Services. Similar to the review of the Adviser, the Board considered the nature, extent and quality of services provided under the subadvisory agreement. The Board reviewed the qualifications and background of TCH, the investment approach and philosophy of TCH and the experience and skills of the investment personnel responsible for the day-to-day management of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund.

Review of Performance. The Board considered that each of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund ranked in the top decile of its Lipper universe for the one-year period ended April 30, 2011.

Costs of Services Provided and Profits Realized by the Subadviser. The Board noted that the subadvisory fee charged by TCH at the current asset levels of each of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund are in line with the average fee it charges to the other fixed-income fund for which it provides subadvisory services.

With respect to profitability, the Board considered that the Adviser compensates TCH from its fee.

Economies of Scale. The Board considered the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders and considered the smaller size of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund.

Other Benefits to the Subadviser. The Board noted that no other material benefits were identified by TCH other than the subadvisory fee and the potential marketability of performance of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the New Advisory Agreement and the New Subadvisory Agreement is in the best interests of each applicable Fund, taking into consideration the costs of services provided and profit realized, economies of scale and other benefits to the Adviser and TCH.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND TCH

This proposal will be considered by shareholders of the Marshall Corporate Income Fund (the “Corporate Income Fund”) and the Marshall Core Plus Bond Fund (the “Core Plus Bond Fund” and together with the Corporate Income Fund, the “Subadvised Funds”), voting separately.

Shareholders are being asked to approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC (“TCH” or the “Subadviser”) with respect to their respective Subadvised Fund because the prior subadvisory agreement terminated on July 5, 2011. Under the new subadvisory agreement, TCH will provide services to each of the Subadvised Funds equivalent to the services provided under the prior subadvisory agreement and will receive an annual subadvisory fee from the Adviser calculated based on the fee rate in effect under the prior subadvisory agreement. The Board, including a majority of the Independent Directors, has approved the new subadvisory agreement between the Adviser and TCH with respect to each of the Subadvised Funds and has approved submitting the new subadvisory agreement to shareholders of these Funds for approval.

The remainder of this section provides more detail about the prior subadvisory agreement, the new subadvisory agreement, TCH, additional information on Board considerations specific to the new subadvisory agreement and concludes with the Board’s recommendations.

Prior Subadvisory Agreement

Prior to the Transaction, TCH served as the investment subadviser to each of the Subadvised Funds pursuant to the prior subadvisory agreement with the Adviser dated December 15, 2008 (the “Prior Subadvisory Agreement”). The Prior Subadvisory Agreement was last approved by the initial shareholder of these Funds on December 22, 2008 and was last approved for continuation by the Board on August 4, 2010 as part of its annual review process. Under the Prior Subadvisory Agreement, the Adviser pays TCH a fee at the annual rate of 0.25% of each Fund’s average daily net assets for Fund assets of $500 million or less; 0.24% for the next $200 million; 0.15% for the next $100 million and 0.10% for assets in excess of $800 million. During the Funds’ most recent fiscal year ended August 31, 2010, TCH received subadvisory fees from the Adviser of $105,063 with respect to its services to the Corporate Income Fund and $168,410 with respect to its services to the Core Plus Bond Fund.

New Subadvisory Agreement

It is proposed that the Adviser and TCH will enter into a new subadvisory agreement to become effective upon the date shareholders of the Corporate Income Fund and the Core Plus Bond Fund approve the new subadvisory agreement with respect to their Fund (the “New Subadvisory Agreement”), provided shareholders of such Fund have approved the New Advisory Agreement for the Fund. In accordance with the 1940 Act, each New Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Corporate Income Fund and the Core Plus Bond Fund.

The terms of the New Subadvisory Agreement for each of the Corporate Income Fund and Core Plus Bond Fund are substantially similar to those of the Prior Subadvisory Agreement for such Funds, except for the date of effectiveness, the initial term, the standard of care, ministerial revisions and as further discussed below. The subadvisory fee rate will not change. The New Subadvisory Agreement will be effective as of the date shareholders of the Corporate Income Fund and the Core Plus Bond Fund approve the New Subadvisory Agreement with respect to their Fund, provided shareholders of such Fund have approved the New Advisory Agreement for the Fund. The New Subadvisory Agreement will have an initial term ending August 31, 2012. The New Subadvisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of a Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Considerations,” the Board including all of the Independent Directors, unanimously approved the New Subadvisory Agreement for each of the Subadvised Funds.

Summary of Prior Subadvisory Agreement and New Subadvisory Agreement

Except as described below, there are no material differences between the terms of the New Subadvisory Agreement and the terms of the Prior Subadvisory Agreement. The subadvisory fee rates are identical to the fee rates paid by the Adviser to TCH under the Prior Subadvisory Agreement as described above. The form of the New Subadvisory Agreement is attached hereto as Annex C, and the description of the New Subadvisory Agreement is qualified in its entirety by the reference to Annex C.

Subadvisory Duties. Under the Prior Subadvisory Agreement and New Subadvisory Agreement, TCH has the sole and exclusive responsibility for making all of the investment decisions for the portfolio of each of the Subadvised Funds, including the purchase, retention and disposition of securities, in accordance with each Fund’s investment objectives, policies and restrictions and subject to the supervision and review of the Adviser.

Brokerage. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement authorize TCH to determine the securities to be purchased or sold by each Fund and to place trade orders with or through brokers or dealers in conformity with the brokerage policies set forth in the Funds’ then effective registration statement. Both agreements also reflect that TCH, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, may cause a Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if TCH determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Expenses. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement provide that TCH shall bear its own expenses of providing services under the Agreement, but that TCH is not responsible for the Corporation’s or the Adviser’s expenses. The New Subadvisory Agreement provides that, if TCH enters into an arrangement that results in a change of control of TCH or otherwise results in an assignment of the New Subadvisory Agreement under the 1940 Act, TCH will pay expenses incurred by the Corporation for any matters related to the assignment.

Compensation. In return for the services provided under both the Prior Subadvisory Agreement and New Subadvisory Agreement, the Adviser pays TCH a subadvisory fee, which is computed daily and paid monthly. The Adviser will pay the subadvisory fee to TCH under the New Subadvisory Agreement at the same rate currently in effect for each Fund.

Limitation on Liability. The Prior Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the obligations under the Agreement on the part of TCH, TCH shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of a Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by TCH. Under the Prior Subadvisory Agreement, TCH and the Adviser are subject to indemnity obligations in the event of their respective willful misfeasance, bad faith, negligence or reckless disregard of obligations and duties under the agreement. The New Subadvisory Agreement contains the same provisions, except for changing the standard of care to gross negligence to be consistent with the Funds’ other advisory and subadvisory agreements. The New Subadvisory Agreement also provides that nothing in the New Subadvisory Agreement shall in any way constitute a waiver or limitation of any rights that the Corporation or any shareholder of a Fund may have under any federal securities or state laws, which may impose liabilities under certain circumstances on persons who have acted in good faith.

Term. The Prior Subadvisory Agreement for each Subadvised Fund originally was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of each Subadvised Fund approve the New Advisory Agreement with the Adviser, the New

Subadvisory Agreement with respect to the Fund will be effective as of the date shareholders of the Corporate Income Fund and the Core Plus Bond Fund approve the New Subadvisory Agreement with respect to their Fund, and will have an initial term, with respect to the Fund, ending August 31, 2012. Thereafter, the New Subadvisory Agreement for each Subadvised Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement terminate automatically in the event of assignment, at any time by the shareholders of a Fund, the Board of Directors or the Adviser upon not more than 60 nor less than 30 calendar days’ written notice to TCH or by TCH upon not less than 60 calendar days’ written notice to the Adviser.

Amendments. Both the Prior Subadvisory Agreement and the New Subadvisory Agreement require any amendments thereto to be approved in accordance with applicable law. The New Subadvisory Agreement clarifies this provision and that any amendments shall be in writing.

Information about TCH

TCH is a registered investment adviser founded in 1985 with offices at 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. TCH provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations and individuals. As of June 30, 2011, TCH had approximately $6.9 billion in assets under management. Prior to the Transaction, TCH was an indirect majority-owned subsidiary of the Adviser. TCH MI Holding Company, LLC, located at 780 North Water Street, Milwaukee, Wisconsin 53202, an entity that owns over 50% of TCH and thus is the controlling owner of TCH, is 100% owned by the Adviser. On July 5, 2011, the Adviser became a wholly-owned subsidiary of BMO Financial Corp. and an indirect wholly-owned subsidiary of BMO. Accordingly, BMO became the ultimate controlling owner of TCH as a result of its indirect ownership of the Adviser. BMO Financial Corp. is located at 111 West Monroe Street, Chicago, Illinois 60603. BMO is headquartered at 129 rue Saint Jacques, Montreal, Quebec, H2Y 1L6, with executive offices located at 100 King Street West, 1 First Canadian Place, Toronto, Ontario, M5X 1A1. As a result of the merger of the Adviser into HIM, as described above, TCH will be a majority-owned subsidiary of HIM.

The following table sets forth the executive officers and managers of TCH.

Name	Position with TCH
Tere A. Canida	President, Chairperson and Managing Member
Alan M. Habacht	Executive Vice President and Managing Member
William J. Canida	Executive Vice President and Managing Member
Tommy O. Huie	Managing Member
Kenneth C. Krei	Managing Member
Angela M. Palmer	Chief Compliance Officer

The address of Ms. Canida, Mr. Habacht and Mr. Canida is c/o TCH, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131. The address of Mr. Huie, Mr. Krei and Ms. Palmer is c/o the Adviser, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. As noted in Proposal 1, above, Mr. Huie, Mr. Krei and Ms. Palmer are also officers of the Adviser.

In addition to acting as subadviser to the Subadvised Funds, TCH also serves as subadviser to a series of Aston Funds, the Aston/TCH Fixed Income Fund. TCH receives a subadvisory fee from the investment adviser to the Aston/TCH Fixed Income Fund at a rate equal to 50% of the advisory fee less expense waivers/reimbursements and payments to third-party intermediaries. The Aston/TCH Fixed Income Fund had net assets of $61.1 million as of its most recent fiscal year ended October 31, 2010.

Board Considerations

In connection with the Board’s consideration of the New Subadvisory Agreement, the Board considered the information provided by the Adviser and TCH, as discussed under “Proposal 1 – Approval of the New Investment Advisory Agreement Between the Corporation and the Adviser – Board Considerations.” The Board concluded on August 3, 2011 that the terms of the New Subadvisory Agreement are fair and reasonable and that the approval of the New Subadvisory Agreement is in the best interests of the Corporate Income Fund and the Core Plus Bond Fund taking into consideration the costs of services provided and profit realized, economies of scale and other benefits to TCH.

Based on all of the foregoing, the Board recommends that shareholders of the Corporate Income Fund and the Core Plus Bond Fund vote FOR the approval of the New Subadvisory Agreement.

PROPOSAL 3: ELECTION OF DIRECTORS

This proposal will be considered by shareholders of all Funds, voting together.

Shareholders are being asked to elect eight directors of the Board. If elected, each director will hold office until his or her successor is duly elected or until his or her death, resignation, retirement or removal. Shareholder election of the entire Board will ensure the Corporation continues to satisfy the 1940 Act requirements in this regard. As stated above, Kenneth C. Krei, a former director, resigned from the Board effective July 6, 2011 in connection with the Transaction. Mr. Krei now serves as Executive Vice President, Global Private Banking of BMO. At a meeting held on July 5, 2011, the Committee nominated Ellen M. Costello to the Board to fill the vacancy created by Mr. Krei’s resignation, and Ms. Costello was elected to the Board effective September 1, 2011. As noted above, BMO management recommended Ms. Costello to the Committee in connection with the Transaction.

If all of the directors are elected, the Board will consist of six directors who are not considered to be “interested persons” of the Funds as defined in the 1940 Act and two directors who are considered to be “interested persons” of the Funds as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Funds are referred to in this Proxy Statement as “Independent Directors.”

At a meeting held on August 3, 2011, the Board determined that the election or re-election, as applicable, of the directors listed in the table below shall be submitted to shareholders of the Funds. All directors have consented to serve as directors, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend. All directors are existing directors of the Board (or in the case of Ms. Costello, will be a director as of September 1, 2011).

Each director put forth for election is listed in the following table, together with information regarding his or her age and business experience during the past five years, as well as the number of Funds overseen by the director. The address of each director, except Ms. Costello, is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The address of Ms. Costello is c/o BMO Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603. The information in the following table is as of August 3, 2011, unless otherwise indicated.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 69	Independent Director	Indefinite; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	20	None

Ridge A. Braunschweig Age: 58	Independent Director	Indefinite; Since October 2009	Executive Vice President and Chief Financial Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since 2000.	20	None

Benjamin M. Cutler Age: 66	Independent Director	Indefinite; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer) from 1996 to 2002.	20	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Lubs Age: 63	Independent Director	Indefinite; since July 2004	Special Independent Consultant to Family Board Members Mason Companies, Inc., since 2010; Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004 to July 2010; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	20	None

James Mitchell Age: 64	Independent Director	Indefinite; since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	20	None

Barbara J. Pope Age: 63	Independent Director	Indefinite; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	20	None

*	If elected, each director will hold office for an indefinite term, until his or her successor is duly elected or until his or her death, resignation, retirement or removal.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 54	Director and President	Indefinite; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”), since 1998.	20	None

Ellen M. Costello* Age: 56	Director, effective September 1, 2011	N.A.***	CEO of BMO Financial Corp. and U.S. Country Head, since July 2011; President and CEO of BMO Financial Corp., from 2006 to July 2011; Chair and CEO of Harris Bankcorp, Inc. and its wholly-owned subsidiary, Harris N.A., since 2006; director of Harris Investment Management, Inc., an indirect wholly-owned subsidiary of BMO Financial Corp., since 2006; prior to August 2006, Vice-Chair and Head of BMO Capital Markets NY.	N.A.***	None

*	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Ms. Costello is an “interested person” of the Corporation due to the positions that she holds with BMO.

**	If elected, each director will hold office for an indefinite term, until his or her successor is duly elected or until his or her death, resignation, retirement or removal.

***	Ms. Costello was elected to the Board effective September 1, 2011.

Officers of the Funds

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The following table contains certain information concerning the officers of the Funds as of August 3, 2011, unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 38	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

John D. Boritzke Age: 55	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Linda S. VanDenburgh Age: 54	Secretary	Elected by the Board annually; since August 2011	Senior Counsel and Vice President of BMO Harris Bank N.A. (formerly Harris National Association), since 2010; Senior Counsel at Northern Trust, 2004-2010.

Stephen R. Oliver Age: 60	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer since July 2008 and Anti-Money Laundering Officer since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006.

Some of the Independent Directors, personally or through business relationships, have banking, investment management, custodial or borrowing relationships with BMO Harris Bank, successor to M&I Bank entities, M&I Trust and other affiliates of the Adviser.

Responsibilities of the Board

The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the year ended August 31, 2010, the Board held eight meetings. The Board has established two standing committees, the Audit Committee and the Committee, to which it has delegated certain responsibilities. These committees are comprised solely of Independent Directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and Independent Directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the Funds overseen by the Board and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its committees, is involved in the risk oversight of the Funds. The Funds, the Adviser and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment and compliance risks. The Board and its committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance and investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds and Independent Directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Subadvisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The Independent Directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

The Board held eight meetings during the fiscal year ended August 31, 2010. Each director (except Ms. Costello who was elected to the Board effective September 1, 2011) attended at least 75% of the Board meetings and the meetings of the Board committees on which the director served during such period.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Corporation’s offices, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Shareholder communications will be sent directly to the applicable Board member(s). The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Committees of the Board

The standing committees of the Board are the Committee and the Audit Committee. These committees are comprised solely of Independent Directors.

Nominating and Governance Committee. The Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Committee, attached as Annex D, pursuant to which the Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Committee may consider candidates for the Board submitted by shareholders. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope currently serve as members of the Committee. During the fiscal year ended August 31, 2010, the Committee held three meetings.

Audit Committee. The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2010, the Audit Committee held four meetings.

Director Experience and Qualifications

The Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition, when considering candidates for the Board. The Committee generally considers not only a candidate’s particular professional experience, background, skills and other individual attributes, but also the manner in which such professional experience, background, skills and attributes will complement and contribute to the overall effectiveness of the Board. In evaluating the composition of the Board and whether a candidate will complement and contribute to the Board’s effectiveness, the Committee reviews the size of the Board, and the expected tenure, experience, background and skills of the current directors. The Committee believes that the directors as a group possess the array of experience, backgrounds and skills necessary to oversee the Funds, without adopting a specific policy on diversity. The directors’ biographies included in this Proxy Statement highlight the diversity and breadth of experience, skills and qualifications of the individual directors.

Following is a brief discussion of the experiences and qualifications of each director that led to the conclusion that they should serve as a director of the Corporation. Each director except Mr. Braunschweig and Ms. Costello were elected by shareholders in August 2009. Mr. Braunschweig was elected to the Board in October 2009 upon the recommendation of an Independent Director. Ms. Costello was elected to the Board effective September 1, 2011 upon the recommendation of BMO management. The Board considered each director’s professional, business and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds, including the following:

The Board considered that Mr. Armel has served as a director since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel and director of various fund complexes. The Board considered the executive, regulatory, investment and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Vice President of the Adviser and M&I Trust since 1998. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered Ms. Costello’s professional experience serving in various positions with BMO entities since 1983, including her most recent appointment as CEO of BMO Financial Corp. and U.S. Country Head. The Board also considered the executive, financial, and operations experience that Ms. Costello gained over the course of her career and through her financial industry experience. The Board also considered that because of Ms. Costello’s positions with BMO, she is involved in the day-to-day management of the Adviser’s parent organization and has responsibility for overseeing the operational transitions following the Transaction involving the Adviser and the Corporation.

The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director of the Corporation since 1999, and that she serves as chair of the Audit Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

The Corporation pays each Independent Director an aggregate annual fee of $50,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the current directors by the Corporation for the fiscal year ended August 31, 2010.

Name	Aggregate Compensation From the Fund		Pension or Retirement Benefits Accrued as Part of Each Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
Ridge A. Braunschweig		*	$0	$0	$50,000
Larry D. Armel		*	$0	$0	$50,000
Benjamin M. Cutler		*	$0	$0	$50,000
John A. Lubs		*	$0	$0	$50,000
James Mitchell		*	$0	$0	$50,000
Barbara J. Pope		*	$0	$0	$50,000

(1)	The Marshall Funds Complex consists of one open-end registered investment company, the Corporation, consisting of 20 portfolios. The Marshall Large-Cap Focus Fund and the Marshall Small-Cap Value Fund had not commenced operations prior to August 31, 2010, and, therefore, did not pay any share of the total annual fees paid to the Independent Directors.

*	Each Fund pays a pro rata share of the total compensation received by each Independent Director.

Beneficial Ownership of Fund Shares by the Directors

The following table sets forth the dollar range of shares beneficially owned in each Fund and in all 20 Funds by each director as of June 30, 2011. The beneficial ownership is stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in All Funds
Larry D. Armel Independent Director	Marshall Large-Cap Value Fund Marshall Mid-Cap Value Fund Marshall Prime Money Market Fund	$50,001-$100,000 $50,001-$100,000 $1-$10,000	over $100,000

John M. Blaser Interested Director	Marshall Aggregate Bond Fund	$10,001-$50,000	over $100,000
	Marshall Intermediate Tax-Free Fund	over $100,000
	Marshall Large-Cap Growth Fund	$10,001-$50,000
	Marshall Large-Cap Value Fund	over $100,000
	Marshall Mid-Cap Growth Fund	$10,001-$50,000
	Marshall Mid-Cap Value Fund	$50,001-$100,000
	Marshall Prime Money Market Fund	$1-$10,000
	Marshall Short-Intermediate Bond Fund	$10,001-$50,000
	Marshall Small Cap Growth Fund	$50,001-$100,000
	Marshall Tax-Free Money Market Fund	$50,001-$100,000
	Marshall Ultra Short Tax-Free Fund	$50,001-$100,000

Name of Director	Fund	Dollar Range of Shares Owned in the Fund*	Aggregate Dollar Range of Shares Owned in All Funds
Ridge A. Braunschweig Independent Director	Marshall Mid-Cap Value Fund Marshall Prime Money Market Fund Marshall Small Cap Growth Fund Marshall Tax-Free Money Market Fund Marshall Ultra Short Tax-Free Fund	over $100,000 $10,001-$50,000 over $100,000 over $100,000 over $100,000	over $100,000

Benjamin M. Cutler Independent Director	Marshall Prime Money Market Fund	over $100,000	over $100,000

John A. Lubs Independent Director	Marshall Large-Cap Growth Fund Marshall Large-Cap Value Fund Marshall Mid-Cap Growth Fund Marshall Mid-Cap Value Fund Marshall Small-Cap Growth Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	over $100,000

James Mitchell Independent Director

Marshall Emerging Markets Equity Fund

Marshall Mid-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Prime Money Market Fund

Marshall Small Cap Growth Fund

Marshall Tax-Free Money Market Fund

Marshall Ultra-Short Tax-Free Fund

		over $100,000 over $100,000 over $100,000 $10,001-$50,000 over $100,000 over $100,000 over $100,000	over $100,000

Barbara J. Pope Independent Director	Marshall Large-Cap Growth Fund Marshall Mid-Cap Growth Fund Marshall Mid-Cap Value Fund Marshall Prime Money Market Fund Marshall Small Cap Growth Fund Marshall Tax-Free Money Market Fund	$50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000	over $100,000

Ellen M. Costello**	None	None	None

*	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

**	Ms. Costello was elected to the Board effective September 1, 2011.

Independent Registered Public Accounting Firm

On May 4, 2011, upon the recommendation of the Audit Committee, the Board, including the Independent Directors, selected KPMG LLP (“KPMG”) as the Funds’ independent registered public accounting firm for the fiscal year ended August 31, 2011. KPMG was formally engaged as the Funds’ independent public accounting firm on June 30, 2011. KPMG has confirmed that it is an independent registered public accounting firm and has advised the Corporation that it does not have any direct or material indirect financial interest in any Fund. Representatives of KPMG are not expected to be present at the special meeting.

Prior Auditor Fees and Services. PricewaterhouseCoopers LLP (“PwC”), in its capacity as the Funds’ independent registered public accounting firm, audited each Fund’s financial statements and reviewed each Fund’s federal and state annual income tax returns for the fiscal years ended August 31, 2010 and August 31, 2009. The reports of the financial statements, previously issued by PwC for each Fund for the fiscal years ended August 31, 2010 and August 31, 2009 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years in which PwC was the Funds’ independent registered public accounting firm and through the date of the change in auditor, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC reports on the financial statements of such periods. On February 3, 2011, PwC advised the Audit Committee and the Board that it would no longer be able to serve as the Funds’ independent registered public accounting firm, if and when the Transaction was consummated, as it would not be in compliance with SEC independence requirements following the Transaction. Accordingly, PwC resigned as the Funds’ independent registered public accounting firm effective June 22, 2011.

Aggregate fees billed to the Corporation for professional services rendered by PwC during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

Type of Fee	2010	2009
Audit	$313,000	$310,000
Audit-Related	$57,500	$56,500
Tax	$61,500	$60,500
All Other	None	None

In the above table, “audit” fees are fees billed for professional services for the audit of each Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory engagements.

“Audit-related” fees are fees billed for assurance and related services that were reasonably related to the performance of the audit of each Fund’s financial statements. “Tax” fees are fees billed for professional services related to tax compliance, tax advice and tax planning. During the last two fiscal years, there were no non-audit services rendered by PwC to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Corporation. All of PwC’s hours spent on auditing each Fund’s financial statements were attributed to work performed by full-time permanent employees of PwC. Representatives of PwC are not expected to be present at the special meeting.

Audit Committee Responsibilities Regarding Services of Independent Registered Public Accounting Firm. The Audit Committee has adopted pre-approval policies and procedures that require it to pre-approve all audit and non-audit services performed for the Funds by its independent registered public accounting firm. The Audit Committee is also required to pre-approve certain non-audit services performed by the Funds’ independent registered public accounting firm on behalf of the Adviser and certain of the Adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation. In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and tax services provided by PwC during fiscal years ended August 31, 2010 and August 31, 2009.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the election of each director.

Background Information for Proposals 4 through 10

The primary purposes of proposals 4 through 10 are the standardization, simplification and modernization of the Funds’ investment limitations. Certain investment limitations are required to be “fundamental,” which means that they can only be changed with shareholder approval. A fund may also have “non-fundamental” investment limitations and policies, which may be changed by the board of directors of a fund without shareholder approval. The Funds’ fundamental and non-fundamental investment limitations or policies are set forth in the Funds’ Statement of Additional Information.

Since the Funds are soliciting shareholder approval of other proposals, the Adviser reviewed each Fund’s fundamental investment limitations for purposes of standardizing, simplifying and modernizing those limitations required to be fundamental under the 1940 Act and reclassifying those limitations that are not required to be fundamental. Since the time the fundamental limitations were originally adopted for the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. As a result, the Funds continue to be subject to certain fundamental limitations that are more restrictive than required under current law or that are no longer required.

The Adviser believes that standardizing, simplifying and modernizing the fundamental and non-fundamental investment limitations will provide it with increased flexibility permitted under applicable law to manage the Funds as regulatory and market conditions change, will help promote operating efficiencies and facilitate the monitoring of the Funds’ compliance with the limitations. The Adviser does not anticipate that these changes will affect the investment process or the manner in which the Funds are managed at this time. Each change to a fundamental limitation approved by shareholders of a Fund will be implemented in the fourth quarter of 2011.

PROPOSAL 4: APPROVAL OF THE RECLASSIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING SELLING SHORT AND BUYING ON MARGIN AS NON-FUNDAMENTAL

This proposal will be considered by shareholders of each Fund, voting separately.

Each Fund is subject to a fundamental investment limitation restricting its ability to sell securities short and to purchase securities on margin. The existing limitation is not required to be fundamental under current law.

It is proposed that the current fundamental investment limitation for each Fund be reclassified as non-fundamental. If shareholders approve the reclassification, the non-fundamental limitation regarding selling short and buying on margin will be amended and restated as set forth below. In addition, the Board may change this investment limitation without shareholder approval in the future. The Board currently does not intend to change the Funds’ investment limitation other than as proposed below.

Margin purchases involve the purchase of securities with borrowed money. The proposed non-fundamental investment limitation reflects a simplified version of the current fundamental investment limitation.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. Short selling involves the risk that the security sold short will appreciate in value by the time the security must be repurchased to return to the lender, therefore creating a potentially unlimited loss for a Fund. The current fundamental investment limitation prohibits short sales. The proposed non-fundamental investment limitation permits short sales if a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and states that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short. The proposed changes are not intended to significantly change the manner in which the Funds are managed and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current fundamental investment limitation and proposed non-fundamental investment limitation are set forth below.

Current Fundamental Investment Limitation:

Selling Short and Buying on Margin

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Proposed Non-Fundamental Investment Limitation:

Selling Short and Buying on Margin

A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

A Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 5: APPROVAL OF THE MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING ISSUING SENIOR SECURITIES AND BORROWING MONEY

This proposal will be considered by shareholders of each Fund, voting separately.

The Funds are required under the 1940 Act to have fundamental investment limitations regarding issuing senior securities and borrowing. The 1940 Act also imposes restrictions on the Funds’ ability to issue senior securities and to engage in borrowing. Currently, certain Funds are subject to different fundamental investment limitations regarding issuing senior securities and borrowing money, and the limitations applicable to all Funds generally are more restrictive than those required by the 1940 Act.

Funds may engage in borrowing for a number of reasons, including temporary or emergency purposes (e.g., to meet redemptions when the number and amount of redemptions exceed available cash). For example, the Corporation has a line of credit with a bank and an interfund lending program in accordance with an exemptive order by which a Fund may borrow money. In addition, certain securities or types of transactions may be deemed borrowing transactions. Borrowing involves certain risks, including the risk that a Fund’s return may be reduced due to interest expenses and other fees and the risk that a Fund may have to sell portfolio securities to satisfy its obligations at times when it may not be advantageous to do so.

The proposed changes standardize, simplify and modernize the Funds’ fundamental investment limitations concerning issuing senior securities and borrowing money to provide the Funds with additional flexibility and to assist in compliance monitoring. Under the proposed limitation, the Funds will be permitted to issue senior securities and engage in borrowing to the extent permitted by applicable law and to modify their practices in response to legal and regulatory changes without further shareholder approval. The 1940 Act generally prohibits a fund from issuing senior securities (i.e., securities or obligations that create a priority over any other class as to a distribution of assets or payment of a dividend). However, certain transactions will not be deemed senior securities, such as certain borrowings and short sales, reverse repurchase agreements and other commitments, if a fund, among other conditions, segregates assets to cover its obligations. Additionally, with respect to borrowings, the 1940 Act permits a fund to borrow from a bank in an amount up to 33 1/3% of the fund’s total assets, provided asset coverage requirements are met, and, for temporary purposes, permits a fund to borrow an additional amount that does not exceed 5% of the value of its total assets.

If the proposal is approved by shareholders, the Funds do not currently anticipate changing their practices relating to issuing senior securities or borrowing and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation:

Issuing Senior Securities and Borrowing Money

The Funds will not issue senior securities except that each Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets (net assets in the case of the Money Market Funds, Short-Term Income Fund, Short-Intermediate Bond Fund and Aggregate Bond Fund), including the amounts borrowed; and except to the extent that a Fund is permitted to enter into futures contracts, options or forward contracts. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Proposed Fundamental Investment Limitation:

Issuing Senior Securities and Borrowing Money

A Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 6: APPROVAL OF THE RECLASSIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING PLEDGING ASSETS AS NON-FUNDAMENTAL

This proposal will be considered by shareholders of each Fund, voting separately.

Each Fund is subject to a fundamental investment limitation restricting its ability to mortgage, pledge or hypothecate their assets. The existing limitation is not required to be fundamental under current law.

It is proposed that the current fundamental investment limitation for each Fund be reclassified as non-fundamental. If shareholders approve the reclassification, the non-fundamental limitation regarding pledging assets will be amended and restated as set forth below. In addition, the Board, going forward, may change the investment limitation without shareholder approval. The Board currently does not intend to change the Funds’ investment limitation other than as proposed below.

The proposed non-fundamental investment limitation will permit the Funds to enter into borrowing and collateral arrangements to the extent permitted by law. Specifically, in accordance with the 1940 Act, a Fund may only borrow money or enter into collateral arrangements in an amount up to 33 1/3% of the Fund’s total assets. The current fundamental investment limitation restricts a Fund to pledging no more than 15% of its total assets. The proposed non-fundamental limitation will permit each Fund to pledge up to 33 1/3% of its total assets, as permitted by the Funds’ borrowing limitation and by law. The proposed non-fundamental limitation also eliminates the descriptions of instruments that would not be deemed to be pledges, which are not required by the 1940 Act. The proposed changes are not intended to significantly change the manner in which the Funds are managed and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current fundamental investment limitation and proposed non-fundamental investment limitation are set forth below.

Current Fundamental Investment Limitation:

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Proposed Non-Fundamental Investment Limitation:

Pledging Assets

A Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 7: APPROVAL OF THE MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN COMMODITIES

This proposal will be considered by shareholders of each Fund, voting separately.

Each Fund is required under the 1940 Act to have a fundamental investment limitation concerning investments in commodities. Currently, the various Funds are subject to different restrictions prohibiting investments in commodities.

The proposed change standardizes, simplifies and modernizes the Funds’ fundamental investment limitation concerning investments in commodities to provide the Funds with additional flexibility and to assist in compliance monitoring. The proposed limitation clarifies the limitation and, for certain Funds, provides the Funds with the ability to purchase and sell futures contracts, options and other derivative instruments and to invest in securities or other instruments backed by physical commodities. The proposed limitation also provides the Funds with the appropriate flexibility to deal with a physical commodity acquired as a result of ownership of securities or other instruments. If the proposal is approved by shareholders, the Funds do not currently anticipate changing their current practices and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation:

Investing in Commodities

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, except for the Money Market Funds, a Fund may purchase and sell futures contracts and related options, and the International Stock Fund and Emerging Markets Equity Fund may also enter into forward contracts and related options.*

*The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. Except for the Money Market Funds, which may not purchase or sell financial futures contracts or related options, there is no fundamental investment limitation regarding a Fund’s purchase or sale of financial futures contracts or related options.

Proposed Fundamental Investment Limitation:

Investing in Commodities

A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund (other than a Money Market Fund) from (i) purchasing or selling futures contracts, options and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 8: APPROVAL OF THE MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTING IN REAL ESTATE

This proposal will be considered by shareholders of each Fund, voting separately.

Each Fund is required under the 1940 Act to have a fundamental investment limitation concerning investments in real estate.

The proposed change standardizes, simplifies and modernizes the Funds’ fundamental investment limitation concerning investments in real estate to provide the Funds with additional flexibility. The proposed limitation clarifies the Funds’ ability to purchase securities secured by real estate or interests in real estate or securities issued by companies, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests therein. If the proposal is approved by shareholders, the Funds do not anticipate changing their current practices and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation:

Investing in Real Estate

The Funds will not purchase or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Proposed Fundamental Investment Limitation:

Investing in Real Estate

A Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 9: APPROVAL OF THE MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING DIVERSIFICATION OF INVESTMENTS

This proposal will be considered by shareholders of each Fund, voting separately.

Under the 1940 Act, a fund’s policy regarding diversification may not be changed without shareholder approval. Currently, with respect to 75% of each Fund’s total assets, the Fund cannot buy securities of any one issuer if more than 5% of the Fund’s total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. The 5% limit does not apply to cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities.

The proposed fundamental limitation regarding diversification clarifies that the 5% limit does not apply to securities of other investment companies. However, the Funds will continue to be subject to the provisions of the 1940 Act, which generally limits the amount funds may invest in other investment companies. Unless it is subject to a different provision, or otherwise exempt from such limitations, a fund generally may not acquire (i) more than 3% of the voting stock of any one investment company, (ii) securities of an investment company with a value in excess of 5% of the fund’s total assets or (iii) securities of all investment companies with a value in excess of 10% of the fund’s total assets. The proposed limitation would not affect the Funds’ status as “diversified” funds and is not expected to materially affect the manner in which the Funds are managed. Modifying the Funds’ fundamental diversification limitation as proposed would increase the Funds’ investment opportunities. If the proposal is approved by shareholders, the Funds do not currently anticipate changing their current practices and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ proposed and current fundamental investment policies are set forth below.

Current Fundamental Investment Limitation:

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Proposed Fundamental Investment Limitation:

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Each of Marshall Ultra Short Tax-Free Fund’s and Marshall Intermediate Tax-Free Fund’s fundamental diversification limitation is supplemented with the following, which is not proposed to change:

Under this limitation, each of Marshall Ultra Short Tax-Free Fund and Marshall Intermediate Tax-Free Fund will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of Marshall Ultra Short Tax-Free Fund’s and Marshall Intermediate Tax-Free Fund’s assets that may be invested in securities insured by any single insurer.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 10: APPROVAL OF THE MODIFICATION OF EACH FUND’S FUNDAMENTAL INVESTMENT LIMITATION REGARDING UNDERWRITING

This proposal will be considered by shareholders of each Fund, voting separately.

The Funds are required under the 1940 Act to have a fundamental investment limitation concerning underwriting. The proposed change standardizes, simplifies and modernizes the Funds’ fundamental investment limitation concerning underwriting to provide the Funds with additional flexibility. The proposed limitation clarifies that the underwriting restriction is with respect to the securities of other issuers. Additionally, under the proposed limitation, a Fund would not be prohibited from selling any security in its portfolio solely because it technically may be deemed to be an underwriter under the Securities Act of 1933 (e.g., when selling a restricted security under a registration statement for selling shareholders). If the proposal is approved by shareholders, the Funds do not anticipate changing their current practices and the Funds will continue to be subject to all applicable legal and regulatory requirements. The Funds’ current and proposed fundamental investment limitations are set forth below.

Current Fundamental Investment Limitation:

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted (the term restricted does not apply to Marshall Intermediate Tax-Free Fund) securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Proposed Fundamental Investment Limitation:

Underwriting

A Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the approval of the proposal.

PROPOSAL 11: APPROVAL OF THE MANAGER OF MANAGERS STRUCTURE

This proposal will be considered by shareholders of the Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Government Income Fund, Marshall Aggregate Bond Fund, Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund and Marshall Prime Money Market Fund, voting separately.

As previously discussed, the Corporation and the Adviser have received an exemptive order from the SEC pursuant to which the Adviser is permitted to enter into and materially amend subadvisory agreements with subadvisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. This is commonly referred to as a manager of managers structure. Without such an order, under Section 15(a) of the 1940 Act, a person may not serve as an investment adviser (including a subadviser) to a fund unless a written advisory agreement with such adviser has been approved by shareholders of the fund.

In addition to other conditions imposed by the exemptive order, before the manager of managers structure may be implemented for a Fund, shareholders of that Fund must approve the manager of managers structure. Currently, only shareholders of Marshall Large-Cap Focus Fund, Marshall Small-Cap Value Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund have approved the manager of managers structure.

Because the Funds are soliciting shareholder approval of other proposals, the Board determined to ask shareholders of each Fund (other than Marshall Large-Cap Focus Fund, Marshall Small-Cap Value Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund) to approve the manager of managers structure for their Fund. While no subadvisers currently serve these Funds, approving the manager of managers structure for a Fund at this time will avoid the time and expense of holding another shareholder meeting in the future to request the approval of the manager of managers structure. A manager of managers structure benefits the Funds because it allows the Adviser to engage or replace subadvisers, subject to Board oversight, without the delay and cost associated with holding a shareholder meeting and soliciting proxies.

Even if a Fund’s shareholders approve this proposal, any engagement of a subadviser or any change in a subadvisory agreement will require approval of the Board, including a majority of the Independent Directors. If a subadviser is engaged under the manager of managers structure, shareholders will be notified in accordance with the exemptive order. In addition, shareholder approval will continue to be required in connection with the engagement of any affiliated subadviser.

Based on all of the foregoing, the Board recommends that shareholders of each such Fund vote FOR the approval of the manager of managers structure.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, the number of shares that were entitled to vote at the special meeting was as follows:

Number of Shares
Marshall Large-Cap Value Fund	13,551,767.3330
Marshall Large-Cap Growth Fund	14,949,766.2260
Marshall Large-Cap Focus Fund	5,157,859.8740
Marshall Mid-Cap Value Fund	20,417,785.6700
Marshall Mid-Cap Growth Fund	14,736,812.6590
Marshall Small-Cap Growth Fund	31,124,375.5470
Marshall Small-Cap Value Fund	2,707,349.3440
Marshall International Stock Fund	7,500,344.8220
Marshall Emerging Markets Equity Fund	3,869,009.2350
Marshall Ultra Short Tax-Free Fund	40,675,411.2460
Marshall Short-Term Income Fund	13,933,563.8550
Marshall Short-Intermediate Bond Fund	15,476,769.1930
Marshall Intermediate Tax-Free Fund	48,383,062.6410
Marshall Government Income Fund	25,340,177.5640
Marshall Corporate Income Fund	7,540,454.6820
Marshall Aggregate Bond Fund	39,545,180.9110
Marshall Core Plus Bond Fund	8,699,633.8500
Marshall Government Money Market Fund	445,868,917.2700
Marshall Tax-Free Money Market Fund	838,602,648.5700
Marshall Prime Money Market Fund	3,705,274,366.1810

Share Ownership Information. As of June 30, 2011, the officers and directors of the Corporation, as a group, owned less than 1% of each Fund’s outstanding shares.

Unless otherwise noted below, as of June 30, 2011, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of a Fund’s outstanding shares.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
Large-Cap Value	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	3,795,543.7410	55.11%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	1,512,212.8000	21.96%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,380,847.2190	18.88%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,165,024.7780	43.27%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	2,482,850.3790	33.94%

Large-Cap Growth	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	3,860,067.4550	57.92%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,093,869.8700	12.82%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	454,139.5040	5.32%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	6,765,688.3980	79.31%

Large-Cap Focus	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,064,610.6830	98.66%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,104,482.7970	100.00%

Mid-Cap Value	Charles Schwab & Co Inc* Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4151	Y	979,258.8570	8.49%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	3,499,777.9940	30.34%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	2,860,229.5050	24.80%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	2,025,487.9800	21.80%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	4,912,409.4760	52.86%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	1,864,772.3230	20.7%

Mid-Cap Growth	Charles Schwab & Co Inc* Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4151	Y	436,319.1720	7.62%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,543,761.7740	44.41%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	769,036.6220	13.43%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,350,304.6890	14.67%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,786,823.7390	41.13%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	3,911,561.7610	42.49%

Small-Cap Growth	Charles Schwab & Co Inc* Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4151	Y	2,779,533.6910	14.37%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,264,249.5290	11.71%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	3,244,445.2720	16.78%

	NFS LLC FEBO* FIIOC Agent FBO Qualified Employee Plans 401k FINOPS – IC Funds 100 Magellan Way #KW1C Covington, KY 41015-1987	Y	2,212,166.8500	11.44%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,137,613.2980	27.74%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	4,905,536.0910	43.38%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	1,577,391.9850	13.95%

Small-Cap Value	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,435,979.0340	99.36%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	311,267.7550	99.70%

International Stock	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,704,425.4400	73.35%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	257,772.1860	6.99%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,700,562.1910	96.12%

Emerging Markets Equity	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	903,049.8490	89.57%

	Industricorp and Co FBO* 312 Central Avenue SE Suite 508 Minneapolis, MN 55414-1166	I	765,792.4040	26.04%

	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,963,493.6190	66.77%

Ultra Short Tax-Free	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	620,299.1370	11.72%

	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	327,321.0770	6.19%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	2,075,523.6240	39.23%

	Pershing LLC* PO Box 2052 Jersey City, NJ 07303-2052	Y	502,625.7350	9.50%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	22,160,364.9770	76.84%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	4,405,028.8940	15.28%

Short-Term Income	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	906,222.1840	14.00%

	Maril & Co.* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	363,644.9490	5.62%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	3,149,013.9780	48.64%

	MITRA Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 W. Park Place Suite 400 Milwaukee, WI 53224-3638	Y	359,381.9720	5.55%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,526,959.3010	59.30%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	786,128.9320	13.22%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,324,499.6000	22.27%

Short-Intermediate Bond	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	400,173.9050	7.2%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	1,542,955.6540	27.77%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	2,990,128.4140	29.20%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	533,102.0270	5.21%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA 11270 W. Park Place Suite 400 Attn: MF Milwaukee, WI 53224-3638	I	6,323,320.1930	61.76%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
Intermediate Tax-Free	Charles Schwab & Co Inc* Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco, CA 94104-4151	Y	12,046,933.4230	37.34%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	3,070,506.7410	9.52%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	11,961,489.0710	85.64%

	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,522,272.2020	10.90%

Government Income	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	1,932,319.8340	8.92%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. NA Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	1,569,058.0430	7.25%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,431,177.6950	64.29%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	467,276.0900	8.75%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,123,611.2040	21.05%

Corporate Income	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	1,018,312.2830	75.13%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	1,174,291.5310	22.62%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,974,606.4020	76.55%

Aggregate Bond	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	5,144,965.3710	24.90%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	15,314,133.4330	74.10%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	17,823,787.1200	94.88%

Core Plus Bond	Maril & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	Y	4,743,515.1770	97.34%

	Vallee & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	229,074.8720	6.12%

	MITRA & Co. FBO 98* Marshall & Ilsley Trust Oper. 11270 West Park Place Suite 400 Attn: Mutual Funds Milwaukee, WI 53224	I	3,460,429.4440	92.42%

Government Money Market	Maril and Co* M&I Trust Company, NA 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	I	101,942,756.2800	45.39%

	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 366 Sun Prairie, WI 53590-0366	I	47,323,443.0200	21.07%

	Maril & Co FBO Washington Trust* 11270 West Park Place Suite 400 Attn: ACM Dept Milwaukee, WI 53224-3638	I	23,169,909.1800	10.32%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Maril & Co* FBO Members Trust Company c/o M&I Trust Co Attn: ACM 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	I	40,903,987.9400	18.21%

	Maril & Co.* M&I Trust Company, NA 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	Y	67,077,744.9200	49.47%

	San Pasqual Fiduciary Trust Company* One Wilshire Building 624 South Grand Avenue Suite 2625 Los Angeles, CA 90017-3816	Y	14,544,521.6100	10.73%

Tax-Free Money Market	Maril and Co* 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	Y	131,743,779.0600	49.65%

	San Pasqual Fiduciary Trust Company* One Wilshire Building 624 South Grand Avenue Suite 2625 Los Angeles, CA 90017-3816	Y	17,806,506.0800	6.71%

	Pershing LLC* As Agent for its Brokerage Customer Attn: Cash Management Services 1 Pershing Plz Jersey City, NJ 07399-0002	Y	45,600,770.7900	17.19%

	Maril and Co* 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	I	411,886,211.8100	69.93%

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Class
	Maril and Co* FBO Northwestern Mutual Trust Co 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	I	31,587,831.6100	5.36%

Prime Money Market	Maril & Co.* M&I Trust Company, NA 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	I	1,821,579,565.4100	75.18%

	Maril & Co.* M&I Trust Company, NA 11270 West Park Place Suite 400 Attn: ACM Milwaukee, WI 53224	Y	1,104,188,855.3000	80.11%

	MITRA & Co. FBO 98 Daily Plans* c/o M&I Trust Co. N.A. Attn: MF 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	Y	133,367,301.8130	9.68%

	Pershing LLC* As Agent for its Brokerage Customer Attn: Cash Management Services 1 Pershing Plz Jersey City, NJ 07399-0002	A	57,918,640.4700	86.73%

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

The Corporation believes that M&I Trust, as fiduciary, owned a controlling interest in each Fund as of the record date. Shareholders with a controlling interest could affect the outcome at the special meeting.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum. A quorum must be present at the meeting for the transaction of business. A quorum occurs if one-third of the shares of common stock of a Fund or the Corporation, as applicable, entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for any proposal. In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment. A shareholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Required Vote.

Proposals 1 and 4 through 11. Shareholders of each Fund will vote separately for purposes of approving the New Advisory Agreement and the modifications to the fundamental investment limitations. In order for the New Advisory Agreement and the modifications to the fundamental investment limitations to be approved with respect to a particular Fund, they must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. For each Fund, shares of all classes vote together as a single class.

Proposal 2. Only shareholders of the Corporate Income Fund and the Core Plus Bond Fund are entitled to vote on approval of the New Subadvisory Agreement as it relates to their Fund. Shareholders of each Fund will vote separately for purposes of approving the New Subadvisory Agreement for their Fund. In order for the New Subadvisory Agreement to be approved with respect to a Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund as defined above. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal. The implementation of Proposal 2 is contingent on approval of Proposal 1 by shareholders of the Marshall Corporate Income Fund and the Marshall Core Plus Bond Fund. For each Fund, shares of all classes vote together as a single class.

Proposal 3. Shareholders of all Funds will vote together for purposes of electing directors. Directors are elected by the affirmative vote of a plurality of shares present at the annual meeting, either in person or by proxy, and entitled to vote. This means that the eight directors who receive the largest number of votes will be elected as directors. In the election of directors, votes may be cast in favor or withheld. Abstentions and broker non-votes will have no effect on the proposal.

Implementation of New Agreements. If both Proposals 1 and 2 are approved with respect to a Fund, the New Advisory Agreement and the New Subadvisory Agreement will become effective on the date of shareholder approval. If Proposal 1 or Proposal 2 is not approved by one or more Funds, the Board will consider what actions, if any, may be appropriate, including retaining other advisers or subadvisers or the liquidation of a Fund.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Adviser, TCH, M&I Trust (the Funds’ administrator and custodian) or Boston Financial Data Services, Inc. (the Funds’ transfer agent) who will not be paid for these services. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies at a cost of approximately $182,000. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser, BMO or their affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies. The Adviser, BMO or their affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Householding. The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. If you participate in householding and unless the Funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-580-FUND or write to us at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge upon request to the Funds at 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202, on the Funds’ website at www.marshallfunds.com, or by calling Marshall Funds Investor Services, toll-free, at 1-800-580-FUND.

SERVICE PROVIDERS

M&I Investment Management Corp., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, serves as investment adviser to each Fund. Marshall & Ilsley Trust Company N.A., 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as custodian (except for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund) and administrator for the Funds. Acadian Asset Management, LLC, One Post Office Square, Boston, Massachusetts 02109 and Trilogy Global Advisors, LP, 1114 Avenue of the Americas, 28th Floor, New York, New York 10036, serve as sub-advisers to the Marshall International Stock Fund. Trilogy Global Advisors, LP also serves as sub-adviser to the Marshall Emerging Markets Equity Fund. Taplin, Canida & Habacht, LLC, 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131, an affiliate of the Adviser, serves as sub-adviser to the Marshall Corporate Income Fund and Marshall Core Plus Bond Fund. UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-administrator and portfolio accounting services agent (except for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund) for the Funds. The custodian and portfolio accounting services agent for Marshall International Stock Fund and Marshall Emerging Markets Equity Fund is State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. M&I Distributors, LLC, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202, an affiliate of the Adviser, serves as the distributor to the Funds. The Funds’ transfer agent and dividend disbursing agent is Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts 02171. The shareholder servicing agent to the Funds is Marshall Investor Services, a division of Marshall & Ilsley Trust Company N.A., P.O. Box 1348, Milwaukee, Wisconsin 53201-1348. Legal counsel to the Funds is Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601. The independent registered public accounting firm to the Funds is KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Corporation’s Articles of Incorporation and By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Linda S. VanDenburgh
Secretary

Milwaukee, Wisconsin

August 24, 2011

Annex A

FEE INFORMATION

Table 1: Advisory Fee Information

Fund Name	Date of Exhibit to Prior Advisory Agreement	Approximate Date of Most Recent Shareholder Approval	Advisory Fee Rate		Gross Advisory Fees For FYE 8/31/10	Waived Fees	Net Advisory Fees Paid for FYE 8/31/10
Marshall Large-Cap Value Fund	4/26/93	9/30/93	0.75%		$1,418,424	$107,603	$1,310,821
Marshall Large-Cap Growth Fund	10/01/92	11/20/92	0.75%		$1,306,040	$121,625	$1,184,415
Marshall Large-Cap Focus Fund	8/4/10	8/31/10	0.50%		(1)	(1)	(1)
Marshall Mid-Cap Value Fund	4/26/93	9/30/93	0.75%		$1,796,898	$95,430	$1,701,468
Marshall Mid-Cap Growth Fund	4/26/93	9/30/93	0.75%		$1,604,163	$80,635	$1,523,528
Marshall Small-Cap Growth Fund	8/1/96	12/31/96	1.00%		$3,298,329	$232,048	$3,066,281
Marshall Small-Cap Value Fund	2/22/11	2/28/11	0.75%		(1)	(1)	(1)
Marshall International Stock Fund	8/01/94	8/31/94	1.00%		$795,268	$372,721	$422,547
Marshall Emerging Markets Equity Fund	12/15/08	12/22/08	1.00%		$584,425	$297,122	$287,303
Marshall Ultra Short Tax-Free Fund	8/5/09	9/30/09	0.20%		$300,086 (2)	$241,806	$58,280
Marshall Short-Term Income Fund	10/01/92	11/01/92	0.20%		$229,245	$227,415	$1,830
Marshall Short-Intermediate Bond Fund	10/01/92	11/19/92	0.40%		$705,216	$246,953	$458,263
Marshall Intermediate Tax-Free Fund	11/01/93	2/01/94	0.30	%(3)	$1,561,093	$789,335	$771,758
Marshall Government Income Fund	10/01/92	12/13/92	0.40%		$1,696,641	$447,479	$1,249,162
Marshall Corporate Income Fund	12/15/08	12/22/08	0.25%		$105,063	$126,112	($21,049)
Marshall Aggregate Bond Fund	5/29/07	5/31/07	0.40%		$1,085,081	$253,203	$831,878
Marshall Core Plus Bond Fund	12/15/08	12/22/08	0.25%		$168,410	$117,197	$51,213
Marshall Government Money Market Fund	12/1/03	5/17/04	0.20%		$1,549,651	$684,702	$864,949
Marshall Tax-Free Money Market Fund	10/01/92	9/22/04	0.20%		$1,880,660	$826,835	$1,053,825
Marshall Prime Money Market Fund	10/01/92	11/23/92	0.15%		$5,993,049	$443,914	$5,549,135

(1)	The Marshall Large-Cap Focus Fund and the Marshall Small-Cap Value Fund had not commenced operations prior to August 31, 2010.

(2)	The fees paid in 2010 by Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund began operations, to August 31, 2010, the end of the Fund’s fiscal year.

(3)	Effective December 27, 2010; prior thereto, Marshall Intermediate Tax-Free Fund’s advisory fee rate was 0.60%.

EQUITY FUNDS and INCOME FUNDS:

	Advisory Fee (as % of each Fund’s average daily net assets (“ADNA”))
Fund Name	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Marshall Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Marshall Large-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%
Marshall Large-Cap Focus Fund	0.50%	0.49%	0.45%	0.40%
Marshall Mid-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Marshall Mid-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%
Marshall Small-Cap Value Fund	0.75%	0.75%	0.75%	0.75%
Marshall Small-Cap Growth Fund	1.00%	1.00%	1.00%	1.00%
Marshall International Stock Fund	1.00%	0.99%	0.95%	0.90%
Marshall Emerging Markets Equity Fund	1.00%	0.99%	0.95%	0.90%
Marshall Ultra Short Tax-Free Fund	0.20%	0.19%	0.10%	0.10%
Marshall Short-Term Income Fund	0.20%	0.19%	0.10%	0.10%
Marshall Short-Intermediate Bond Fund	0.40%	0.39%	0.30%	0.25%
Marshall Intermediate Tax-Free Fund	0.30%	0.29%	0.20%	0.15%
Marshall Government Income Fund	0.40%	0.39%	0.30%	0.25%
Marshall Corporate Income Fund	0.25%	0.24%	0.15%	0.10%
Marshall Aggregate Bond Fund	0.40%	0.39%	0.30%	0.25%
Marshall Core Plus Bond Fund	0.25%	0.24%	0.15%	0.10%

MONEY MARKET FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)
Fund Name	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Marshall Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Marshall Tax-Free Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Marshall Prime Money Market Fund	0.150%	0.135%	0.120%	0.105%	0.090%

Table 2: Expense Limits under Expense Limitation Agreement

Fund/Class	Expense Limit (%)
Marshall Aggregate Bond Fund
Investor Class (Class Y)	0.80%
Institutional Class (Class I)	0.55%

Marshall Core Plus Bond Fund
Investor Class (Class Y)	0.80%
Institutional Class (Class I)	0.55%

Marshall Corporate Income Fund
Investor Class (Class Y)	0.80%
Institutional Class (Class I)	0.55%

Marshall Emerging Markets Equity Fund
Investor Class (Class Y)	1.50%
Institutional Class (Class I)	1.25%

Marshall Government Income Fund
Investor Class (Class Y)	0.80%
Institutional Class (Class I)	0.55%

Marshall Government Money Market Fund
Investor Class (Class Y)	0.45%
Institutional Class (Class I)	0.20%

Marshall Intermediate Tax-Free Fund
Investor Class (Class Y)	0.55%
Institutional Class (Class I)	0.50%

Marshall International Stock Fund
Investor Class (Class Y)	1.45%
Institutional Class (Class I)	1.20%

Marshall Large-Cap Focus Fund
Investor Class (Class Y)	0.90%
Institutional Class (Class I)	0.65%

Marshall Large-Cap Value Fund
Investor Class (Class Y)	1.24%
Institutional Class (Class I)	0.99%

Marshall Large-Cap Growth Fund
Investor Class (Class Y)	1.24%
Institutional Class (Class I)	0.99%

Marshall Mid-Cap Value Fund
Investor Class (Class Y)	1.24%
Institutional Class (Class I)	0.99%

Fund/Class	Expense Limit (%)
Marshall Mid-Cap Growth Fund
Investor Class (Class Y)	1.24%
Institutional Class (Class I)	0.99%

Marshall Prime Money Market Fund
Investor Class (Class Y)	0.45%
Adviser Class (Class A)	0.75%
Institutional Class (Class I)	0.20%

Marshall Short-Intermediate Bond Fund
Investor Class (Class Y)	0.80%
Institutional Class (Class I)	0.55%

Marshall Short-Term Income Fund
Investor Class (Class Y)	0.60%
Institutional Class (Class I)	0.35%

Marshall Small-Cap Value Fund
Investor Class (Class Y)	1.24%
Institutional Class (Class I)	0.99%

Marshall Small-Cap Growth Fund
Investor Class (Class Y)	1.44%
Institutional Class (Class I)	1.19%

Marshall Tax-Free Money Market Fund
Investor Class (Class Y)	0.45%
Institutional Class (Class I)	0.20%

Marshall Ultra Short Tax-Free Fund
Investor Class (Class Y)	0.55%
Institutional Class (Class I)	0.30%

Table 3: Affiliate Services and Fees

Marshall & Ilsley Trust Company N.A. (“M&I Trust”), a subsidiary of M&I and an affiliate of the Adviser, provides services to the Funds as custodian of the assets (except for the International Stock Fund and Emerging Markets Equity Fund), shareholder services agent, securities lending agent and administrator directly and through its division, Marshall Investors Services. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities. It is currently anticipated that the foregoing entities will continue to provide the same services following approval of the New Advisory Agreement. However, there can be no guarantee that changes will not occur in the future.

Custodian. As custodian of each domestic Fund, M&I Trust is entitled to receive custody fees from each Fund calculated at the annual rate of 0.02% on the first $250 million of ADNA plus 0.01% of assets exceeding $250 million. For the fiscal year ended August 31, 2010, M&I Trust as custodian was paid the following fees. No information is provided for the Marshall Large-Cap Focus or Small-Cap Value Funds, as they had not commenced operations prior to August 31, 2010.

Fund	Custody Fees Paid for the fiscal year ended August 31, 2010
Large-Cap Value	$37,825
Large-Cap Growth	$34,828
Mid-Cap Value	$47,741
Mid-Cap Growth	$42,778
Small-Cap Growth	$57,966
Ultra Short Tax-Free(1)	$29,207
Short-Term Income	$22,925
Short-Intermediate Bond	$35,261
Intermediate Tax-Free	$47,857
Government Income	$67,416
Corporate Income	$8,405
Aggregate Bond	$31,938
Core Plus Bond	$13,473
Government Money Market	$102,483
Tax-Free Money Market	$119,033
Prime Money Market	$451,085

(1)	The fees paid by Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund began operations, to August 31, 2010, the end of the Fund’s fiscal year.

Administrator. As administrator of the Funds, M&I Trust is entitled to receive fees from each of the Equity Funds and Income Funds at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

M&I Trust, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:

Fee	Funds’ ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

For the fiscal year ended August 31, 2010, the administrator was paid (net of waivers) the following fees. No information is provided for the Marshall Large-Cap Focus or Small-Cap Value Funds, as they had not commenced operations prior to August 31, 2010.

Fund	Administration Fees Paid for the fiscal year ended August 31, 2010
Large-Cap Value	$174,939
Large-Cap Growth	$161,078
Mid-Cap Value	$221,485
Mid-Cap Growth	$197,847
Small-Cap Growth	$299,094
International Stock	$73,565
Emerging Markets Equity	$54,059
Ultra Short Tax-Free(1)	$138,189
Short-Term Income	$106,026
Short-Intermediate Bond	$163,081
Intermediate Tax-Free	$237,534
Government Income	$379,286
Corporate Income	$38,873
Aggregate Bond	$249,188
Core Plus Bond	$62,312
Government Money Market	$243,502
Tax-Free Money Market	$296,544
Prime Money Market	$1,338,817

(1)	The fees paid by Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund began operations, to August 31, 2010, the end of the Fund’s fiscal year.

Shareholder Services Agent. M&I Trust is entitled to receive shareholder services fees from Class Y of each Fund and Class A shares of the Marshall Prime Money Market Fund at the annual rate of 0.25% of the Fund’s average aggregate daily net assets attributable to such class. Effective November 30, 2010, only the Prime Money Market Fund offers Class A shares. For the fiscal year ended August 31, 2010, the Class Y and Class A shares of the Funds paid the following shareholder services fees and M&I Trust voluntarily waived the following amounts. M&I Trust may terminate such voluntary waivers at any time. No information is provided for the Marshall Large-Cap Focus Fund or the Marshall Small-Cap Value Fund because these Funds had not commenced operations prior to August 31, 2010.

Shareholder Services Fee Paid/ Shareholder Services Fee Waived
Fund	Class Y	Class A
Large-Cap Value	$202,068/$0	$16,670/$0
Large-Cap Growth	$158,844/$0	$14,490/$0
Mid-Cap Value	$321,356/$0	$16,706/$0
Mid-Cap Growth	$158,600/$0	$9,112/$0
Small-Cap Growth	$381,166/$0	$41,929/$0
International Stock	$76,150/$0	$6,937/$0
Emerging Markets Equity	$28,838/$0	$908/$0
Ultra Short Tax-Free*	$58,462/$0	N/A
Short-Term Income	$101,456/$0	$6,832/$0
Short-Intermediate Bond	$149,602/$0	$12,271/$0
Intermediate Tax-Free	$650,456/$598,419	N/A
Government Income	$689,821/$0	$13,071/$0
Corporate Income	$25,221/$0	$4,329/$0
Aggregate Bond	$269,270/$0	$4,731/$0
Core Plus Bond	$80,271/$0	N/A
Government Money Market	$1,056,209/$731,072	N/A
Tax-Free Money Market	$921,619/$0	N/A
Prime Money Market	$4,408,206/$669,718	$193,134/$5,060

*	Amounts for Ultra Short Tax-Free are for the period from October 1, 2009, the date on which the Fund commenced operations, to August 31, 2010, the end of the Fund’s fiscal year.

Securities Lending. The Funds pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. The following amounts were paid to M&I Trust for the fiscal year ended August 31, 2010.

Fund	Securities Lending Fees Paid for the fiscal year ended August 31, 2010
Large-Cap Value	$30,560
Large-Cap Growth	$49,721

Fund	Securities Lending Fees Paid for the fiscal year ended August 31, 2010
Mid-Cap Value	$59,147
Mid-Cap Growth	$110,427
Small-Cap Growth	$199,774
International Stock	$11,110
Short-Term Income	$4,679
Short-Intermediate Bond	$54,596
Government Income	$109,242
Corporate Income	$1,429
Aggregate Bond	$70,138
Core Plus Bond	$1,802

Affiliated Brokerage. During the last fiscal year, there were no brokerage commissions paid by the Funds to affiliated brokers of the Adviser.

Annex B

FORM OF NEW ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this              day of             , 2011 by and between M&I Investment Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, organized under the laws of Wisconsin and having its principal place of business in Milwaukee, WI (the “Adviser”), and Marshall Funds, Inc., a Wisconsin corporation having its principal place of business in Milwaukee, WI (the “Fund”), on behalf of each portfolio of the Fund set forth on Schedule A, as may be amended from time to time (each, a “Portfolio” and collectively, the “Portfolios”).

WHEREAS, the Fund is an “open-end company” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) and is registered as such with the Securities and Exchange Commission (“SEC”);

WHEREAS, as used herein “Portfolio” refers to a class of the Fund’s common stock;

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services; and

WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to each Portfolio, and the Adviser is willing to furnish such services to each Portfolio.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein, the Fund and the Adviser, intending to be legally bound, hereby agree as follows:

1. The Fund hereby appoints the Adviser as investment adviser for each Portfolio on whose behalf the Fund executes Schedule B to this Agreement, for the period and on the terms set forth in this Agreement. The Adviser, by execution of Schedule B, accepts such appointment and agrees to furnish the services for the compensation as herein provided.

2. Subject to the oversight of the Board of Directors of the Fund (the “Board” or the “Directors”), the Adviser shall provide a continuous investment program for each Portfolio, including investment research and management of the investment and reinvestment of the assets of each Portfolio. The Adviser shall determine the securities and other investments to be purchased, retained, sold or exchanged under each Portfolio’s investment program, and shall implement such decisions in accordance with and subject to such Portfolio’s applicable investment objectives, policies and limitations set forth in the Portfolio’s then current prospectus and statement of additional information, any investment policies and restrictions contained in the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued by the SEC staff, and any other applicable federal and state laws. The Adviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Portfolio’s securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

3. Subject to the Board’s approval, at its own expense, the Adviser may enter into agreements with one or more investment subadvisers, including affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such agreements are entered into in accordance with and meet all applicable requirements of the 1940 Act and rules thereunder. Any such delegation shall not relieve the Adviser of any of its duties hereunder. The Adviser also shall have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Portfolios and to allocate and reallocate the assets of a Portfolio between and among any subadvisers so selected pursuant to a “manager of managers” structure. The Fund acknowledges that under this structure, the Adviser would have the authority to retain and terminate subadvisers, engage new subadvisers and make material revisions to the terms of the subadvisory agreements for a Portfolio subject to approval of the Board and such other terms and conditions of the SEC exemptive order or rule, but not shareholder approval, provided shareholders of such Portfolio previously approved the “manager of managers” structure.

4. The Adviser, pursuant to its determinations, will select, monitor and place orders with or through such brokers or dealers and seek best execution of Portfolio securities transactions in conformity with the brokerage policies set forth in the Fund’s then effective Registration Statement. In accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Adviser may cause a Portfolio to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received. The Adviser will promptly communicate to Fund officers and the Board such information relating to Portfolio transactions as they may reasonably request.

5. The Adviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement.

The Adviser shall not be responsible for a Portfolio’s expenses and each Portfolio shall pay or cause to be paid all of the Portfolio’s expenses and the Portfolio’s allocable share of Fund expenses, including, without limitation: the expenses of organizing a Portfolio and continuing its existence; fees and expenses of Directors and officers of the Fund; fees for investment advisory services and administrative personnel and services; distribution fees; fees and expenses of preparing and filing the Fund’s Registration Statements and qualifying the Fund, the Portfolios, and shares of the Portfolios (“Shares”) under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses and statements of additional information (and any amendments thereto) and shareholder reports; interest expense, taxes, fees, and commissions of every kind; expenses in connection with the issue, purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; expenses in connection with the purchase or sale of the Portfolio’s securities and other investments; loan commitment fees; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, independent pricing vendors and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations therefor; fidelity bond and other insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Fund and the Portfolios. A Portfolio will also pay its allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Fund to indemnify its officers, Directors, employees, distributors, and agents with respect thereto.

6. Each Portfolio shall pay to the Adviser, for all services rendered to each Portfolio by the Adviser hereunder, the fees set forth in Schedule B attached hereto. The net asset value of each Portfolio’s Shares as used herein shall be determined as provided in the Portfolio’s then current prospectus and statement of additional information and shall be calculated to the nearest 1/10th of one cent. The Adviser, in its sole discretion, may from time to time and for such periods as it deems appropriate reduce its compensation (and assume expenses) for one or more of the Portfolios.

7. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for a Portfolio are the property of the Portfolio, and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Adviser may retain for its records copies of the records so surrendered. The Adviser further agrees to arrange for the preservation of any such records for the periods prescribed by Rule 31a-2 under the 1940 Act.

8. The Adviser shall at all times conform to, and act in accordance with, the Fund’s Articles of Incorporation, By-Laws and Registration Statement, as each may be amended from time to time, the instructions and directions of the Board, any requirements imposed by the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), all applicable rules and regulations of the SEC and all other applicable federal and state laws and regulations applicable to the Fund. Consequently, the Adviser has (i) adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and (ii) adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers and agents.

9. The Adviser acknowledges that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Adviser solely in furtherance of fulfilling the Adviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Adviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Adviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Adviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

10. This Agreement shall begin for each Portfolio as of the effective date set forth on Schedule A and shall continue in effect with respect to each Portfolio for the initial term set forth on Schedule A, unless sooner terminated as hereinafter provided, so long as this Agreement is approved for each Portfolio in the manner required by the 1940 Act and the rules and regulations thereunder. This Agreement shall continue in effect for successive periods of one year with respect to each Portfolio, unless the Adviser shall have notified a Portfolio in writing at least sixty (60) days prior to the end of the applicable term that it does not desire such continuation with respect to that Portfolio, but only so long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time with respect to any Portfolio, without the payment of any penalty, by the Directors of the Fund or by a vote of a majority of the outstanding voting securities of that Portfolio on sixty (60) days’ written notice to the Adviser. This Agreement may not be assigned by the Adviser and shall automatically terminate in the event of any assignment. As used in this paragraph, the terms “assignment” and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC by any rule, regulation, order or interpretive guidance.

11. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of the Adviser, the Adviser shall not be liable to the Fund or to any of the Portfolios or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of a Portfolio. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities or state law.

12. With respect to a Portfolio, this Agreement may be amended only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. The services of the Adviser to the Fund are not to be deemed exclusive and the Adviser shall be free to render similar services to others as long as its services to others does not in any way hinder, preclude or prevent the Adviser from performing its duties under this Agreement. In addition, nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a Director or officer of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

15. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Wisconsin; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or the rules and regulations promulgated pursuant to such respective Acts.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date hereof.

Marshall Funds, Inc.	M&I Investment Management Corp.

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

(as of             , 2011)

Portfolio	Effective Date	Initial Term
Large-Cap Value Fund		August 31, 2012

Large-Cap Growth Fund		August 31, 2012

Large-Cap Focus Fund		August 31, 2012

Mid-Cap Value Fund		August 31, 2012

Mid-Cap Growth Fund		August 31, 2012

Small-Cap Value Fund		August 31, 2012

Small-Cap Growth Fund		August 31, 2012

International Stock Fund		August 31, 2012

Emerging Markets Equity Fund		August 31, 2012

Ultra Short Tax-Free Fund		August 31, 2012

Short-Term Income Fund		August 31, 2012

Short-Intermediate Bond Fund		August 31, 2012

Intermediate Tax-Free Fund		August 31, 2012

Government Income Fund		August 31, 2012

Corporate Income Fund		August 31, 2012

Aggregate Bond Fund		August 31, 2012

Core Plus Bond Fund		August 31, 2012

Government Money Market Fund		August 31, 2012

Tax-Free Money Market Fund		August 31, 2012

Prime Money Market Fund		August 31, 2012

SCHEDULE B

For all services rendered by the Adviser pursuant to the Agreement, each Portfolio of the Fund shall pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered, an annual investment advisory fee calculated by applying the applicable annual rate to the average daily net assets of the Portfolio as set forth below.

	Annual Investment Advisory Fee as a Percentage of Each Portfolio’s Aggregate Daily Net Assets
Portfolio	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%
Large-Cap Focus Fund	0.50%	0.49%	0.45%	0.40%
Mid-Cap Value Fund	0.75%	0.74%	0.70%	0.65%
Mid-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%
Small-Cap Value Fund	0.75%	0.75%	0.75%	0.75%
Small-Cap Growth Fund	1.00%	1.00%	1.00%	1.00%
International Stock Fund	1.00%	0.99%	0.95%	0.90%
Emerging Markets Equity Fund	1.00%	0.99%	0.95%	0.90%
Ultra Short Tax-Free Fund	0.20%	0.19%	0.10%	0.10%
Short-Term Income Fund	0.20%	0.19%	0.10%	0.10%
Short-Intermediate Bond Fund	0.40%	0.39%	0.30%	0.25%
Intermediate Tax-Free Fund	0.30%	0.29%	0.20%	0.15%
Government Income Fund	0.40%	0.39%	0.30%	0.25%
Corporate Income Fund	0.25%	0.24%	0.15%	0.10%
Aggregate Bond Fund	0.40%	0.39%	0.30%	0.25%
Core Plus Bond Fund	0.25%	0.24%	0.15%	0.10%

	Annual Investment Advisory Fee as a Percentage of Each Portfolio’s Aggregate Daily Net Assets
Portfolio	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Prime Money Market Fund	0.150%	0.135%	0.120%	0.105%	0.090%

The investment advisory fee shall accrue daily at the rate of 1/365th of the applicable annual rate applied to the daily net assets of the Portfolio. The investment advisory fee so accrued shall be paid to the Adviser monthly.

Effective this      day of              , 2011.

Marshall Funds, Inc.	M&I Investment Management Corp.

By:	By:
Name:	Name:
Title:	Title:

Annex C

FORM OF NEW SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

AGREEMENT made as of the             day of             , 2011 by and between M&I Investment Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), organized under the laws of Wisconsin and having its principal place of business in Milwaukee, Wisconsin (the “Adviser”), and Taplin, Canida & Habacht, LLC, a limited liability company organized under the laws of Delaware and an investment adviser registered under the Advisers Act (the “Subadviser”).

WITNESSETH

WHEREAS, Marshall Funds, Inc. (the “Corporation”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, pursuant to authority granted the Adviser by the Corporation’s Board of Directors (the “Board” or the “Directors”) and pursuant to the provisions of the Investment Advisory Agreement dated             , 2011, between the Adviser and the Corporation (the “Advisory Agreement”), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Corporation’s portfolios named on an Exhibit to this Agreement (each a “Fund”) and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1. The Subadviser’s Services.

(a)

Within the framework of the fundamental policies, investment objectives, and investment restrictions of each Fund, and subject to the supervision and review of the Adviser and oversight of the Board, the Subadviser shall have the sole and exclusive responsibility for the making of all investment decisions for that portion of each Fund’s portfolio as designated by the Adviser (each, a “Portfolio”), including the purchase, retention and disposition of securities, in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Corporation’s Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the “Prospectus”) and subject to the following understandings:

(i)	The Subadviser shall supervise each Portfolio’s investments and determine from time to time what securities will be purchased, retained, sold or loaned by such Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii)	In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation’s Articles of Incorporation and By-Laws; the Fund’s Prospectus, policies and procedures; and the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

(iii)	As of the date of this Agreement 100% of each Fund’s investable assets will be allocated to the applicable Portfolio; provided, however, that the Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to a Portfolio pursuant to this Agreement if the Adviser deems such reallocation appropriate.

(b)	The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or the Board the information required to be supplied under this Agreement.

The Subadviser shall maintain separate books and detailed records of all matters pertaining to each Fund and each Portfolio (the “Fund Books and Records”), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. Fund Books and Records shall be available by overnight delivery of copies or electronic transmission without delay to the Adviser during any day that a Fund is open for business upon reasonable notice to the Subadviser.

(c)	The Subadviser shall determine the securities to be purchased or sold by each Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in each Fund’s Prospectus. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that Portfolio transactions are effected at the best price and execution available, as such phrase is used in each Fund’s Prospectus.

In using reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind a Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. The Subadviser may allocate brokerage business to firms that provide such services or facilities and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the SEC thereunder, the Subadviser may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received.

Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser’s selection of broker-dealers used to execute trades for a Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries and securities economic factors and trends. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

The Subadviser will advise the Adviser and, if instructed by the Adviser, each Fund’s custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the

Subadviser act as a principal in a securities transaction with a Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(d)	From time to time as the Adviser or the Board may reasonably request, the Subadviser shall furnish the Adviser and the Board reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Board may reasonably request. The Subadviser will also inform the Adviser and the Board of material changes in investment strategy or tactics or in key personnel and will provide reasonable prior notice of any changes to Subadviser’s ownership.

It shall be the duty of the Subadviser to furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof or in connection with the Board’s annual consideration of this Agreement under Section 15(c) of the 1940 Act.

(e)	The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of each Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio, in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Corporation, or such other proxy voting policy approved by the Board. The Subadviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Board, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to each Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

(f)

As reasonably requested by the Corporation on behalf of the Corporation’s officers and in accordance with the scope of the Subadviser’s obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Corporation, that it is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Corporation’s chief compliance officer with periodic reports; and (v) promptly providing special reports to the Corporation’s chief compliance officer in the event of compliance issues. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the “Certifying Officers”) are required to certify the Corporation’s periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the 1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation’s periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation’s periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form satisfactory to the Corporation.

2. Allocation of Charges and Expenses. The Subadviser will bear its own expenses of providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation’s or the Adviser’s expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933, as amended, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, each Fund and Shares of each Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; interest expense; taxes, fees and commissions of every kind; expenses of issue (including costs of Share certificates), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of the Board and shareholders and proxy solicitations therefore; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and each Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of each Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses. The Subadviser will pay expenses incurred by the Corporation or a Fund for any matters related to any transaction or event caused by the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of this Agreement under the 1940 Act. The Adviser shall be responsible for any travel costs it incurs in connection with on-site inspections of the Subadviser.

3. Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation’s Articles of Incorporation and By-Laws, each Fund’s most current Prospectus and Statement of Additional Information and the instructions, policies and directions of the Board pertaining to the Adviser and each Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

4. Representations of the Subadviser. The Subadviser represents, warrants, and agrees as follows:

(a)	The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such code of ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating the Subadviser’s code of ethics, and (ii) identifying any material violations which have occurred with respect to the code of ethics. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

(c)	The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Portfolio. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

(d)	The Subadviser has adopted written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Advisers Act.

5. Subadviser’s Compensation. As compensation for the Subadviser’s services with respect to a Fund hereunder, the Adviser shall pay to the Subadviser a fee, computed daily and paid monthly in arrears, at an annual rate set forth on the Exhibit relating to such Fund. The method of determining net assets of such Portfolio for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

6. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

7. Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the

Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

8. Amendments. The terms of this Agreement may be changed only by an instrument in writing signed by the parties, with such approvals as required by applicable law.

9. Duration and Termination.

(a)	Duration. This Agreement shall become effective with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and Exhibit A has been executed by the Adviser and Subadviser, and shall continue in effect for the initial term set forth on Exhibit A and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Directors voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of each Fund.

(b)	Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty, by the affirmative vote of a majority of the Directors, or by the affirmative vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days’ written notice to the Subadviser. The Subadviser may terminate this Agreement at any time, without payment of any penalty, upon not less than 60 calendar days’ written notice to the Adviser. This Agreement shall also terminate automatically in the event of its assignment by either party (as defined in Section 2(a)(4) of the 1940 Act) and upon the termination of the Advisory Agreement.

In the event of termination of this Agreement with respect to a Fund for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of such Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

10. Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, of (i) 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Standard of Care, Liability and Indemnification.

(a)	The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which a Fund or any shareholder of the Fund may have under any federal securities or state law.

(b)	The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

(c)	The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

12. Confidentiality. The Adviser and the Subadviser acknowledge that the Fund may disclose shareholder nonpublic personal information (“NPI”) to the Subadviser solely in furtherance of fulfilling the Subadviser’s contractual obligations under this Agreement in the ordinary course of business to support the Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Subadviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of Fund shareholders; protect against any anticipated threats or hazards to the security or integrity of Fund shareholder records and NPI; and protect against unauthorized access to or use of such Fund shareholder records or NPI that could result in substantial harm or inconvenience to any Fund shareholder. The Subadviser agrees to maintain the confidentiality of any NPI it receives from the Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

13. Jurisdiction. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflict of law principles thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

14. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

M&I INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

TAPLIN, CANIDA & HABACHT, LLC

By:
Name:
Title:

Exhibit A

Fund Name	Subadvisory Fee	Initial Term
Marshall Core Plus Bond Fund

First $500 million – 0.25% of the Portfolio’s average daily net assets.

Next $200 million – 0.24% of the Portfolio’s average daily net assets.

Next $100 million – 0.15% of the Portfolio’s average daily net assets.

In excess of $800 million – 0.10% of the Portfolio’s average daily net assets.

August 31, 2012

Marshall Corporate Income Fund

First $500 million – 0.25% of the Portfolio’s average daily net assets.

Next $200 million – 0.24% of the Portfolio’s average daily net assets.

Next $100 million – 0.15% of the Portfolio’s average daily net assets.

In excess of $800 million – 0.10% of the Portfolio’s average daily net assets.

August 31, 2012

Executed as of this     day of         , 2011.

M&I INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

TAPLIN, CANIDA & HABACHT, LLC

By:
Name:
Title:

ANNEX D

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

MARSHALL FUNDS, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Effective as of October 25, 2004

Amended July 8, 2009 Amended May 5, 2010

I.	Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Marshall Funds, Inc. (the “Funds”) is to:

1.	Provide assistance to the Board in the selection of candidates for election to the Board, including:

•	Identifying, as necessary, independent director candidates who are qualified to serve as directors of the Funds.

•	Evaluating and recommending to the Board the candidates for election to the Board; and

2. Oversee the administration of the Board Governance Guidelines and Procedures.

II.	Composition

The Committee shall be composed of three or more directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”) and who are otherwise free from any relationship that, in the opinion of the Board, might interfere with the exercise of their independent judgment as members of the Committee.

Each Committee member shall be appointed by the Board and shall serve until his or her successor is appointed, until he or she resigns from the Committee, until he or she is removed from the Committee or until his or her service on the Board terminates.

The Board will appoint a Chairperson of the Committee. The Chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

III.	Committee Meetings

The Committee will meet as often as it deems necessary but at least annually. The Committee may request that any officer or employee of the Funds, the Funds’ investment adviser, the Funds’ counsel or others attend a meeting of the Committee.

The Chairperson will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board.

At any Committee meeting, a majority of the Committee members constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

The Committee will report to the Board regarding the Committee’s activities.

IV.	Responsibilities, Duties and Powers

The	responsibilities, duties and powers of the Committee are as follows:

1.	Identify, as necessary, independent director candidates who are qualified for Board membership for election to the Board.

2.	Evaluate and recommend new candidates who are qualified for Board membership for election to the Board.

3.	Evaluate the independence of proposed independent directors and review the independence of the Independent Directors as needed.

4.	Review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Both a majority of the Funds’ directors then in office and a majority of the Independent Directors must approve any material amendments to this charter.

5.	Retain such experts, including outside counsel, as it deems appropriate, at the Funds’ expense.

6.	Periodically review the Board Governance Guidelines and Procedures, and recommend changes, if any, to the Board.

7.	Review, as needed, the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

8.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

9.	Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

10.	Investigate any other matter brought to its attention within the scope of its duties.

11.	Perform any other activities consistent with this Charter, the Funds’ Articles of Incorporation, the Funds’ By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

12.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Committee deems necessary or appropriate.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
3.	To elect eight directors to the Board.
	01) Larry D. Armel 02) John M. Blaser 03) Ridge A. Braunschweig 04) Ellen M. Costello	05) Benjamin M. Cutler 06) John A. Lubs 07) James Mitchell 08) Barbara J. Pope	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
1.	To approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp.	☐	☐	☐	8.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in real estate.	☐	☐	☐
4.	To approve the reclassification of each Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.	☐	☐	☐	9.	To approve the modification of the Fund’s fundamental investment limitation regarding diversification of investments.	☐	☐	☐
5.	To approve the modification of the Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.	☐	☐	☐	10.	To approve the modification of the Fund’s fundamental investment limitation regarding underwriting.	☐	☐	☐
6.	To approve the reclassification of the Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.	☐	☐	☐	11.	To approve a manager of managers structure for the Fund.	☐	☐	☐
7.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in commodities.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

<XXXXX>2

MARSHALL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Marshall Fund referenced on the reverse of this card (the “Fund”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 on October 6, 2011, at 8:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” all other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>3 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
3.	To elect eight directors to the Board.
	01) Larry D. Armel 02) John M. Blaser 03) Ridge A. Braunschweig 04) Ellen M. Costello	05) Benjamin M. Cutler 06) John A. Lubs 07) James Mitchell 08) Barbara J. Pope	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
1.	To approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp.	☐	☐	☐	7.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in commodities.	☐	☐	☐
4.	To approve the reclassification of each Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.	☐	☐	☐	8.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in real estate.	☐	☐	☐
5.	To approve the modification of the Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.	☐	☐	☐	9.	To approve the modification of the Fund’s fundamental investment limitation regarding diversification of investments.	☐	☐	☐
6.	To approve the reclassification of the Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.	☐	☐	☐	10.	To approve the modification of the Fund’s fundamental investment limitation regarding underwriting.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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<XXXXX>4

MARSHALL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Marshall Fund referenced on the reverse of this card (the “Fund”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 on October 6, 2011, at 8:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” all other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>5 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNAMIC CALLING -POSITION C - EFN LINE 1

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
3.	To elect eight directors to the Board.
	01) Larry D. Armel 02) John M. Blaser 03) Ridge A. Braunschweig 04) Ellen M. Costello	05) Benjamin M. Cutler 06) John A. Lubs 07) James Mitchell 08) Barbara J. Pope	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
1.	To approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp. (the “Adviser”).	☐	☐	☐	7.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in commodities.	☐	☐	☐
2.	To approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC.	☐	☐	☐	8.	To approve the modification of the Fund’s fundamental investment limitation regarding investing in real estate.	☐	☐	☐
4.	To approve the reclassification of the Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.	☐	☐	☐	9.	To approve the modification of the Fund’s fundamental investment limitation regarding diversification of investments.	☐	☐	☐
5.	To approve the modification of the Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.	☐	☐	☐	10.	To approve the modification of the Fund’s fundamental investment limitation regarding underwriting.	☐	☐	☐
6.	To approve the reclassification of the Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.	☐	☐	☐

To vote and otherwise represent the undersigned shareholder(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

NOTE: Please sign exactly as your name appears on the records of the Corporation and date. If joint owners, each holder should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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<XXXXX>6

MARSHALL FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the Marshall Fund referenced on the reverse of this card (the “Fund”) of Marshall Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202 on October 6, 2011, at 8:00 a.m., Central Time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” all other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.